THIS AGREEMENT HAS CONFIDENTIAL PORTIONS OMITTED, WHICH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]."

                                   AGREEMENT FOR
                          INFORMATION TECHNOLOGY SERVICES


       THIS AGREEMENT FOR INFORMATION TECHNOLOGY SERVICES (this "AGREEMENT") is entered into by and between TeleService Resources, Inc., a Delaware corporation, with a principal business address of 4201 Cambridge Road, Fort Worth, Texas 76155 ("CUSTOMER"), and The SABRE Group, Inc., a Delaware corporation, with a principal business address of 4255 Amon Carter Boulevard, Fort Worth, Texas 76155 ("TSG").

       WHEREAS, TSG is engaged in the business of providing certain information technology and related services to the worldwide travel-related industry; and

       WHEREAS, TSG has the right to use the SPIRIT Multihost Reservations System ("SPIRIT") on behalf of and to provide services to third parties in accordance with the terms and conditions of the Information Technology Outsourcing and Commercialization Agreement among Hyatt Corporation ("HYATT"), CSC Outsourcing Inc. and Computer Sciences Corporation ("CSC"), with an acknowledgment by The SABRE Group, Inc., dated June 30, 1996 (the "HYATT AGREEMENT"), and the Information Technology Outsourcing and Commercialization Subcontract Agreement, among CSC Outsourcing, Inc., Computer Sciences Corporation and The SABRE Group, dated July 1, 1996; and

       WHEREAS, Customer and TSG wish to enter into this Agreement, pursuant to which TSG shall provide to Customer the information technology and related services described in this Agreement, and will use SPIRIT on behalf of Customer, all upon the terms and conditions set forth herein.

       NOW, THEREFORE, in consideration of the above premises, the parties hereby agree as follows:

                                  ARTICLE 1

                           DEFINITIONS AND SCHEDULES

       1.1 DEFINITIONS. Terms which are capitalized herein shall have the meaning assigned to them in the body of this Agreement.

       1.2 SCHEDULES. When this Agreement refers to an attached Schedule, such Schedule is deemed incorporated herein by reference for all purposes.

                                  ARTICLE 2

                                    TERM

       2.1 TERM OF AGREEMENT. Unless earlier terminated as provided herein, the term of this Agreement (the "TERM") shall commence as of July 1, 1998 (the "EFFECTIVE DATE") and shall end on June 30, 2005 (the "EXPIRATION DATE"), or such anniversary thereof to which the Term is extended pursuant to ARTICLE 2.2 hereof.

       2.2 EXTENSIONS OF THE TERM. The Term of this Agreement may be extended by mutual agreement for an additional three (3) years, by either party providing the other with written notice at least six (6) months before the Expiration Date. Upon the renewal, if any, of this Agreement, TSG has the right to modify the pricing for the Base Services, as defined in ARTICLE 3.1. If the parties fail to reach agreement on the pricing modifications prior to the Expiration Date, then this Agreement shall expire effective as of such Expiration Date.

                                  ARTICLE 3

                                 TSG SERVICES

       3.1 BASE SERVICES. TSG began providing services to Customer pursuant to a letter of intent between TSG and Customer dated July 14, 1997 (the "LETTER OF INTENT"), and the Letter of Intent shall govern the relationship between TSG and Customer until the Effective Date of this Agreement. This Agreement supersedes the Letter of Intent and sets forth the definitive agreement between the parties as to the provision of such services from and after the Effective Date. In addition, ARTICLES 11, 12, 13 AND 14 of this Agreement retroactively supersede and replace ARTICLES 2, 3 AND 4 of the Letter of Intent for the period from July 14, 1997 until the Effective Date. During the Term of this Agreement, TSG shall perform the Base Services described in SCHEDULE 3.1 for Customer (the "BASE SERVICES"). TSG shall perform the Base Services in accordance with the service levels for the performance of the Base Services (the "SERVICE LEVELS"), as set forth in SCHEDULE 3.1.1. The Service Levels shall take effect as of the date commencing forty-five (45) days after the implementation of the [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] hotel (the "MASL DATE").

       3.2 NEW OR ADDITIONAL SERVICE. A "NEW OR ADDITIONAL SERVICE" shall be defined as services that are not described as a Base Service in SCHEDULE 3.1. The Base Services and the New or Additional Services shall be referred to collectively as the "TSG SERVICES". Either party may, from time to time during the Term, request the provision of a New or Additional Service. Customer and TSG shall jointly decide whether such New or Additional Service shall be provided. In such event, TSG will prepare a written proposal to Customer for the cost of such New or Additional Service. Customer shall reject or accept such proposal within forty-five (45) days after receipt.

       3.3 TSG RIGHTS TO MANAGE TSG RESOURCES. Subject to the other provisions of this Agreement, TSG shall have the right to manage all resources used in providing the TSG Services as TSG deems appropriate. Nothing in this Agreement shall prevent TSG from changing, consolidating, eliminating or adding, after the Effective Date, locations at which it provides the TSG Services, which cost shall be borne by TSG; provided, that such changes, consolidations, eliminations or additions shall not change the Service Levels identified herein.

       3.4 SERVICE LEVELS. The measured application service levels ("MASL") for the performance of the Base Services are set forth in SCHEDULE 3.1.1. During the six (6) month period commencing upon the MASL Date, TSG's Client Service Representative and Customer's Contract Manager (each as hereinafter defined) shall confirm that such MASLs are reasonable and achievable for the performance of the TSG Services. In the event of a failure by TSG to reach the Service Levels during the Term of this Agreement, Customer's sole and exclusive remedies for such failure (other than termination of this Agreement for Material Default under ARTICLE 17.1) shall be those set forth on SCHEDULE
3.1.1 hereto.

       3.5 REMOTE DATABASE ACCESS SERVICES. TSG shall contract for and manage on behalf of Customer the Remote Database Access Services as defined in
ARTICLE 5.4, for the purpose of providing the TSG Services to Customer. Customer shall be responsible for all charges relating to the Remote Database Access Services and related to the performance of the TSG Services, except in the case where Customer and TSG are sharing use of any lines, in which case the charges shall be shared by both Customer and TSG as follows. During the first year of the Term of the Agreement, TSG and Customer will each pay [TEXT
OMITTED - CONFIDENTIAL TREATMENT REQUESTED] percent ([TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]%) of TSG's total bill amount from the telecommunications network provider relating to the Remote Database Access Services provided by TSG on behalf of Customer for the shared circuits set forth on SCHEDULE 3.5, including any related installation charges.
Thereafter, upon each anniversary of the Effective Date of this Agreement, the parties agree to jointly determine the percentage of use for such shared circuits for the past twelve (12) months and will prorate and share the costs accordingly for the following year. The parties may mutually agree to change the circuits designated on SCHEDULE 3.5.

       3.6 MARKETING. The parties agree to the marketing arrangement set forth on SCHEDULE 3.6 hereto.

                                  ARTICLE 4

                        EMPLOYEES AND IMPLEMENTATION

       4.1 TRANSITIONED EMPLOYEES. As of the Effective Date of this Agreement, TSG has made offers of employment to certain employees of Customer as identified on SCHEDULE 4.1 (the "EMPLOYEES"). TSG will extend such offers to the Employees in accordance with TSG's normal employment policies. The Employees who accept employment with TSG within thirty (30) days after their role in the Implementation is complete shall be transitioned to TSG ("TRANSITIONED EMPLOYEES"). The parties will provide each other with reasonable cooperation in the timely transition of the Employees. TSG agrees to provide positions which are comparable to the positions that the Transitioned Employees held prior to the transition.

       4.2 SALARY AND BENEFITS. TSG agrees to offer to each of the Transitioned Employees, for a period of six (6) months, the same salary and substantially similar benefits which were earned by the Transitioned Employees as of the date upon which such Transitioned Employees commence employment with TSG (the "TRANSITION DATE"); subject, however, to termination for cause by TSG. Any pension, or other benefits or rights to which the Transitioned Employees are entitled, as of the Transition Date and by virtue of the termination of their employment with Customer, shall be the responsibility of Customer.

       4.3     IMPLEMENTATION OF SOFTWARE.

               4.3.1 TSG hereby grants to Customer a limited, nonexclusive, nontransferable and revocable (pursuant to the terms of ARTICLE 17 of this Agreement) right to use and access the SPIRIT executable code, in connection with Customer's voice reservation services or global distribution system ("GDS"), for the purpose of processing reservations and performing related services for its hotel customers, strictly in accordance with the terms of this Agreement, including, without limitation, the marketing terms set forth on
SCHEDULE 3.6. SPIRIT has been renamed by TSG under the new trade name of RESERVE-TM-, but for purposes of this Agreement, it shall be referred to as "SPIRIT". TSG shall provide Customer with the SPIRIT functionality set forth on
SCHEDULE 4.3 hereto (the "SPIRIT FUNCTIONALITY") and the SPIRIT enhancements set forth on SCHEDULE 6.10.1. TSG shall [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] charge Customer [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] license fee for the provision of SPIRIT hereunder. Upon Customer's request, TSG will provide SPIRIT to Customer in GUI format, once it is made available, at no additional net reservation or license fee. Customer will use SPIRIT in connection with Customer's internal operations, and on behalf of all of the existing hotel customers of Customer which are listed on SCHEDULE 4.3.1 (the "EXISTING HOTELS") and any other hotel which becomes a customer of Customer after the Effective Date ("NEW HOTELS"), and for no other use.

       The systems which are listed in SCHEDULE 4.3 as "NON-SPIRIT
APPLICATIONS" are Hyatt and TSG-owned systems which are not currently part of the SPIRIT functionality. The "HYATT SOFTWARE" shall include the systems listed on SCHEDULE 4.3. The "TSG SOFTWARE" shall include the systems listed on
SCHEDULE 4.3, which are owned by either TSG or a third party other than Hyatt, and used in the performance of the TSG Services. In accordance with terms and conditions, including pricing, to be mutually agreed to by the parties in writing in advance, TSG may use either the Hyatt Software or the TSG Software (other than the CRSVIEW and QIK-ACCESS systems described below) on behalf of Customer.

               4.3.2 TSG hereby grants Customer a limited, nonexclusive, nontransferable right and license to the application development environment ("ADE") for sixty (60) users to use TSG's proprietary software systems known as CRSVIEW (now known as RESERVE LINK-TM-) and QIK-ACCESS-TM-, including the framework rate code developed for Hyatt, strictly in accordance with the license terms set forth in ARTICLE 4.4 below, except that Customer shall have the right to create databases or applications from the ADE at no additional cost. TSG shall [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] charge Customer [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] license fee for the provision of the CRSVIEW and QIK-ACCESS systems hereunder. The rights hereby granted are limited strictly to Customer's use of CRSVIEW and QIK-ACCESS in connection with Customer's internal operations and on behalf of the New and Existing Hotels.

               4.3.3 The Hyatt Software shall be and remain at all times the exclusive property of Hyatt, and Hyatt, at its option, may license, transfer or assign the Hyatt Software at any time to any third party including, without limitation, any competitors of Customer, subject to Customer's right to continue to use and operate the Hyatt Software under this Agreement. TSG shall continue to be fully bound by the provisions of this Agreement and such license, transfer or assignment shall in no way modify its obligations hereunder. TSG shall own all right, title and interest in and to any SPIRIT Enhancements or New Functionality (each as hereinafter defined) created under this Agreement, even if created solely for Customer.

               4.3.4 The TSG Software, including any documentation, modifications or enhancements to, or works derivative of such TSG Software developed by TSG pursuant to this Agreement shall be and remain TSG's property (except to the extent owned by a third party licensor), and Customer shall have no rights or interest in the TSG Software, except as provided in this Agreement. TSG retains all right, title and interest in and to any and all of the TSG Software and related documentation, software development tools, know-how, methodologies, processes, technologies or algorithms used in providing the TSG Services that are trade secrets or proprietary information of TSG or its affiliates or otherwise owned or licensed by TSG or its affiliates.

               4.3.5 TSG shall deliver the Hyatt Software and the CRSVIEW and QIK-ACCESS systems to Customer either prior to or upon execution of this Agreement. Acceptance of the Hyatt Software and the CRSVIEW and QIK-ACCESS systems shall be deemed upon Customer's productive use of SPIRIT, which shall be defined herein as the first sustained ability to make hotel reservations for a period of longer than ten (10) days.

       4.4     RESTRICTIONS ON SOFTWARE.

               4.4.1 Customer may make copies of CRSVIEW and QIK-ACCESS for its own internal use on no more than sixty (60) Customer workstations connected to the main operating system, and for back-up data security purposes, but Customer must inform TSG in writing of how many copies have been made. Customer shall reproduce and include on each copy and on each partial copy of CRSVIEW and QIK-ACCESS any copyright notice and proprietary rights legend contained on or in such systems, as such notice and legend appear on or in the original.

               4.4.2 Customer shall make no modifications, alterations, developments or derivative works of CRSVIEW and QIK-ACCESS, SPIRIT or the Hyatt Software, except for the CRSVIEW software, for which Customer may create databases or applications from the ADE. Customer shall own any such databases or applications which Customer creates. Customer shall receive system upgrades and bug fixes for CRSVIEW and QIK-ACCESS at no additional cost, but shall pay TSG for enhancements, modifications or other maintenance or custom development services as a New or Additional Service. Customer shall not reverse engineer, disassemble, compile, reverse compile or decompile CRSVIEW and QIK-ACCESS or SPIRIT. CRSVIEW and QIK-ACCESS and SPIRIT shall only be used for Customer's internal operations or on behalf of the New or Existing Hotels, and shall not be installed at any New or Existing Hotel sites.

               4.4.3 Customer shall not make available, sell, transfer, assign, sublease, convey, remarket or sublicense CRSVIEW, QIK-ACCESS, SPIRIT or the Hyatt Software, or any component thereof, to any New or Existing Hotel, or to any person or entity, whether by operation of law or otherwise, without the prior written consent of TSG, which shall not be unreasonably withheld.

       4.5 IMPLEMENTATION OF SPIRIT. TSG and Customer shall jointly develop a plan and shall convert the Existing Hotels from ACTION and HDS (the hotel reservation system platforms currently used by Customer and hereinafter referred to collectively as "ACTION") and convert the guest name records ("GNR"), including the GNRs of past stays, and rate records for the Existing Hotels onto SPIRIT ("IMPLEMENTATION"). TSG and Customer shall agree on the specific dates for the Implementation of each Existing Hotel on an ongoing basis and agree to an end date of March 31, 1999 for Implementation of all Existing Hotels; subject, however, to development work to be performed by PMS interface vendors, and subject also to cooperation by TSG with the PMS vendors, which shall not be unreasonably withheld. Conversion of the GNR and the rate records from any customer reservation system other than ACTION for Existing Hotels will require additional development costs which will be billed to Customer by TSG as a New or Additional Service.

               4.5.1 The responsibilities of each party for the Implementation of the Existing Hotels (the "IMPLEMENTATION RESPONSIBILITIES") are set forth on
SCHEDULE 4.5.1 (the "IMPLEMENTATION PLAN"). Each party agrees to pay its own costs for the Implementation, in accordance with the performance of the Implementation Responsibilities. The Implementation shall be deemed successfully terminated upon the completion of the milestones set forth in the Implementation Plan and the compliance of each party with the Implementation Responsibilities.

               4.5.2 After the Effective Date, TSG shall endeavor to implement any New Hotel onto SPIRIT within ninety (90) days from the date that Customer notifies TSG in writing, except where major system modifications or a significant increase in capacity are either requested or required, in which case TSG will provide a different Implementation Plan, which shall be mutually agreed to by the parties in writing. TSG and Customer will also agree in writing to the Implementation charges and the billing schedule for each New Hotel.

       4.6 ONGOING RESPONSIBILITIES. After the Implementation, Customer and TSG shall perform the ongoing responsibilities for the Implementation set forth for each on SCHEDULE 4.6.

                                  ARTICLE 5

                     CUSTOMER RESPONSIBILITIES AND DUTIES

       5.1     CUSTOMER EMPLOYEES.

               5.1.1 Customer will cooperate with TSG during the transition of the Employees to TSG. Customer has not made and will not make any representation or promise, whether written or oral, to the Employees regarding employment with TSG, or the employment benefits, plans or practices of TSG, without obtaining the prior written consent of TSG.

               5.1.2 All pension and other obligations (including vacation time) accrued as of the Transition Date, if any, with respect to the Transitioned Employees shall remain the responsibility of Customer.

               5.1.3 TSG shall have responsibility for giving the Transitioned Employees credit for sick time accrued as of the Transition Date.

       5.2 CUSTOMER FACILITIES AND RELATED SERVICES. During the Implementation, Customer shall provide to TSG, at no cost to TSG, such access to and use of adequate space and services (collectively, the "CUSTOMER FACILITIES SPACE") to the extent that the Customer Facilities Space is reasonably required by TSG to effectively perform the TSG Services. Customer shall also provide to TSG, at any Customer location in which the TSG Services will be performed, facilities which are free of health and safety hazards. At all times during the Implementation when TSG uses space and related utilities and services in any Customer Facilities Space, TSG shall comply with the customary and reasonable policies governing access to and use of the facilities in effect from time to time and which are communicated to TSG in writing.

       5.3 MINIMUM TRANSACTION VOLUME. Customer shall process (or pay TSG for) a minimum transaction volume of Net Reservations (as defined in ARTICLE 7.2) during the Term of the Agreement as set forth below:

               [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] Million Net Reservations during the period from July 1, 1998 to June 30, 1999;

               [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] Million Net Reservations during the period from July 1, 1999 to June 30, 2000;

               [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] Million Net Reservations during the period from July 1, 2000 to June 30, 2001;

               [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] Net Reservations during the period from July 1, 2001 to June 30, 2002;

               [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] Net Reservations during the period from July 1, 2002 to June 30, 2003;

               [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] Net Reservations during the period from July 1, 2003 to June 30, 2004; and

               [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] Net Reservations during the period from July 1, 2004 to June 30, 2005.

TSG agrees to credit all Net Reservations made by Customer during the period from August 1, 1997 to June 30, 1998, equaling [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] Net Reservations, to the amount of 1.6 Million Net Reservations due in the first year of the Term. In the event that the Existing Hotels discontinue their call center or GDS relationship with Customer but continue to use SPIRIT, such Net Reservations will continue to be counted toward the above minimums. In addition, TSG shall credit toward such minimums any other Net Reservations made on SPIRIT by customers of Customer other than the Existing Hotels.

       5.4 REMOTE DATABASE ACCESS SERVICES. TSG will contract with a third party telecommunications network provider for the provision and maintenance of a data telecommunications network necessary to support the TSG Services under this Agreement (the "REMOTE DATABASE ACCESS SERVICES"), at 4255 Amon Carter Boulevard, CentrePort IV, Fort Worth, Texas (the "TSG DATA CENTER"), and Customer shall pay for the charges for such Remote Database Access Services, including line communications, hardware and maintenance charges, and will be responsible for assisting TSG in the administration of the contract for the Remote Database Access Services for the benefit of the New or Existing Hotels. Customer and TSG shall share the cost of any lines which are shared by both Customer and TSG, as set forth in ARTICLE 3.5 of this Agreement.

       5.5 CUSTOMER CONTRACT MANAGER. From time to time during the Term, Customer will designate a contract manager (the "CUSTOMER CONTRACT MANAGER") who will be authorized to act as the primary point of contact for Customer in addressing issues concerning each party's obligations or requests for modifications under this Agreement, and shall have authority to make decisions regarding this Agreement on behalf of Customer (which must also be agreed to in writing by TSG).

       5.6 ASSISTANCE. Each party shall provide the other with all necessary and reasonable resources, information and other assistance, as may be agreed by the parties from time to time, in connection with the activities contemplated by this Agreement and each party shall punctually perform its obligations under this Agreement.

       5.7 PRIORITIES. Customer will establish, in coordination and cooperation with TSG, appropriate data processing priorities for Customer. Customer will make available, as reasonably requested by TSG, such management decisions, access to personnel, information, approvals and acceptances so that TSG may timely perform the TSG Services.

       5.8 USE OF TSG SERVICES. Customer may not (i) use the TSG Services for any purposes other than for its own internal operations and on behalf of the Existing or New Hotels, or (ii) transfer any material or information related to the TSG Services, in any form whatsoever, to any third party or allow any third party to access or use any such material or information, except with the prior consent of TSG, which shall not be unreasonably withheld. This
ARTICLE 5.8 shall be subject to the provisions set forth in ARTICLE 11.1 regarding Confidential Information and exceptions therefor.

       5.9 TRAINING OF CUSTOMER PERSONNEL. Customer will train Customer's personnel to properly prepare input for, and appropriately use output from, the TSG Software.

       5.10 PROVISION OF SOURCE DATA AND TRANSFER OF GNRS. Customer will supply to TSG for processing all required source data and machine readable data
(i) in the form presently used in Customer's information technology operations, or (ii) in such form and on such time schedule as set forth in the documentation provided to TSG by Customer, and as may be reasonably requested by TSG with respect to the performance of the TSG Services. Customer will be responsible for the quality, accuracy and legibility of the data provided to TSG. TSG will not be liable for any default in its performance of the TSG Services which is due to any insufficiency of such data provided by Customer to TSG. Customer shall also be responsible for the transfer to the TSG Data Center of any GNR and rate records from any customer reservation system of a New Hotel.

       5.11 INSPECTION. Customer will timely inspect and review all reports and output provided by TSG. Customer will notify TSG of any incorrect (i) daily or weekly reports within three (3) business days after receipt of such reports, and (ii) monthly or other reports within five (5) business days after receipt of such reports.

       5.12 GOVERNMENTAL APPROVALS. Customer shall, at its expense, cooperate and provide reasonable assistance to TSG in obtaining all required governmental approvals which are a prerequisite to this Agreement becoming effective or as may be necessary for TSG to perform the TSG Services.

       5.13 SOFTWARE. Customer will be responsible for providing any emulation software (other than for the host system) required for the operation of SPIRIT, and will not use any emulation software (or any other third party software) that adversely impacts the performance of SPIRIT.

                                  ARTICLE 6

                       TSG RESPONSIBILITIES AND DUTIES

       6.1 CHANGES TO SERVICE LEVELS. At any time after the Effective Date hereof, in the event that the parties decide that such MASLs are not reasonable or achievable during the Term of the Agreement, TSG's Client Service Representative and Customer's Contract Manager may, upon the parties' mutual written agreement, make changes to the Service Levels. Any such change in a Service Level shall be set forth in a written amendment or supplement to this Agreement.

       6.2 YEAR 2000 WARRANTY. TSG warrants that, as of the Effective Date of this Agreement, SPIRIT accepts hotel bookings for the year 2000 A.D. and beyond. In addition, TSG warrants that, by December 31, 1998, SPIRIT will correctly process date data for the year 2000 A.D. and beyond. This warranty does not include a warranty of data or interoperability with other software or hardware. The exclusive liability of TSG and the exclusive remedy of Customer in the event of a breach of this warranty shall be repair under the maintenance provisions set forth on SCHEDULE 6.9 herein.

       6.3     TSG EQUIPMENT.

               6.3.1 Commencing on the Effective Date, TSG will use (a) TSG's equipment, either owned or leased, for purposes of performing the services and functions to be performed by TSG pursuant to this Agreement and (b) any other equipment that TSG may acquire from time to time for use in providing the TSG Services (the "TSG EQUIPMENT"). The parties acknowledge and agree that the TSG Equipment will remain the property of TSG and that TSG may from time to time relocate the TSG Equipment to another TSG facility, at no additional cost to Customer, for the sole purpose of performing the TSG Services and with no adverse impact to the Service Levels.

               6.3.2 During the Term, TSG will pay all on-going costs and expenses relating to the TSG Equipment, including, without limitation, the insurance, maintenance and taxes. TSG will be responsible for its agreements with vendors or other third parties with respect to the operation or maintenance of any TSG Equipment. Customer shall be responsible for all other equipment used to support its own internal operations.

       6.4 RETENTION AND SAFEGUARDING OF CUSTOMER DATA. TSG will store and safeguard magnetic tapes and other magnetic or optical storage media containing Customer Data in the possession or custody of TSG. "CUSTOMER DATA" shall be defined as data, whether provided or produced before, on, or after the Effective Date, which: (1) is provided by or on behalf of Customer to TSG in order for TSG to provide the TSG Services, including keyed input and electronic capture of information by the TSG Services; (2) is provided by or on behalf of TSG to Customer by means of the TSG Services, including reports and all other output of the TSG Software; or (3) is produced by means of TSG Services as an intermediate step in using or producing any of the Customer Data, including databases and files containing Customer Data. TSG will maintain the same safeguards it uses, but not less than reasonable means, to protect similar clients against the accidental or unauthorized deletion, destruction or alteration of Customer Data in the possession or custody of TSG. If Customer reasonably requests additional safeguards, TSG will provide such additional safeguards at no additional cost.

       6.5 REMOTE DATABASE ACCESS SERVICES. During the Term, TSG will assist Customer in the selection of the data communications lines for the Remote Database Access Services, will provide capacity planning to notify Customer when upgrades to such lines are required, and will provide coverage of the lines 7 days a week, 24 hours a day, to report any malfunctions of the lines to the telecommunications network provider. TSG will also manage the Remote Database Access Services provided by the telecommunications network provider, in accordance with the terms and conditions of the contract between TSG and the telecommunications network provider, and for the purpose of performing the TSG Services. TSG will retain responsibility for any charges associated with its own router and associated hardware costs.

       6.6 TSG CLIENT SERVICE REPRESENTATIVE. TSG will provide a Client Service Representative (the "TSG CLIENT SERVICE REPRESENTATIVE") to be the primary contact for Customer during the Term, and who shall consult with Customer and consider Customer's needs. The TSG Client Service Representative will (a) have overall responsibility for managing and coordinating the delivery of the TSG Services, (b) serve as the primary point of contact for Customer in addressing issues concerning each party's obligations or requests for modifications under this Agreement (which modifications must also be agreed to in writing by both parties), (c) provide frequent status reports to Customer, and (d) coordinate and consult with Customer management.

       6.7 USERS GROUPS. TSG will allow Customer and the New and Existing Hotels to participate in any SPIRIT user groups at no additional charge.

       6.8 TRAINING. TSG will provide Customer the application and database training described on SCHEDULE 6.8 at no additional charge. The training will be provided by TSG employees with the appropriate skills and knowledge to conduct such training.

       6.9 MAINTENANCE AND OTHER SUPPORT. TSG will provide Customer the maintenance support described on SCHEDULE 6.9 for the TSG Software. TSG will also support transactional access to SPIRIT for all remote devices that are both currently supported for ACTION and were planned to be supported for the HDS application, on behalf of Customer and the Existing Hotels. Conversion of records from any CRS other than ACTION and HDS for the Existing Hotels will be billed as a New or Additional Service, as defined in ARTICLE 3.2.

       6.10    SPIRIT FUNCTIONALITY AND ENHANCEMENTS.

               6.10.1 TSG agrees to provide Customer with the SPIRIT Functionality for SPIRIT. Customer may have any part of the SPIRIT Functionality deactivated for New or Existing Hotels at no additional cost, upon giving TSG fifteen (15) days prior written notice. TSG has customized and developed the SPIRIT Functionality as of the Effective Date of this Agreement with the enhancements set forth on SCHEDULE 6.10.1 (the "SPIRIT ENHANCEMENTS"). TSG shall provide the SPIRIT Enhancements as part of the Implementation of the Existing Hotels.

               6.10.2 Any enhancement requested by Customer after the Effective Date of this Agreement other than the SPIRIT Enhancements will be provided by TSG as a New or Additional Service, as defined in ARTICLE 3.4, unless otherwise agreed. In addition, Customer may, at Customer's option, request and fund enhancements, or receive enhancements which are funded by other SPIRIT multihost customers including Hyatt or TSG, but in either case Customer must pay for any cost that may be required for Customer implementation plus the cost of training Customer's employees to use such enhancements ("NEW FUNCTIONALITY"), at the rate set forth in ARTICLE 7.4 for New and Additional Services.

               6.10.3 TSG shall provide written notification and documentation of changes to the SPIRIT Functionality at least thirty (30) days prior to their implementation. TSG will provide input on the required training and hardware upgrades, if any, and will discuss with Customer the potential impact on talk time and on New and Existing Hotels. Customer will have the ability to test and approve all enhancements and associated training documentation in the SPIRIT test environment prior to implementation. Customer will also have the ability to review enhancements in the SPIRIT test environment that have not been already requested by Customer.

               6.10.4 Customer may have any part of the SPIRIT Enhancements deactivated for New or Existing Hotels at no additional cost, upon giving TSG fifteen (15) days prior written notice.

ARTICLE 7

FEES AND CHARGES

       7.1 MONTHLY BASE CHARGE. In consideration for the performance of the Base Services, Customer shall pay TSG a monthly base charge for each month during the Term, which shall be equal to the total number of Net Reservations (as defined in ARTICLE 7.2) for such month, multiplied by the Net Reservation Fee (also defined in ARTICLE 7.2) (the "MONTHLY BASE CHARGE").

       7.2 NET RESERVATION FEE. Customer shall pay TSG a fee of US$[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] for each net reservation made (the "NET RESERVATION FEE") by a New or Existing Hotel, subject to adjustment as provided in ARTICLE 7.5. Regardless of the actual number of reservations made, Customer shall pay TSG Net Reservation Fees for the minimum transaction volumes set forth in ARTICLE 5.3. TSG guarantees that it will charge Customer the most favored rate per Net Reservation (as hereinafter defined) for any New or Existing Hotels for which TSG provides multihost services. A "NET RESERVATION" is defined as the total number of reservation transactions made minus the total number of cancellations of such Reservation Transactions made (as hereinafter defined). "No shows" will not be deducted from the calculation of Net Reservations. A "RESERVATION TRANSACTION" is a reservation booking for a continuous stay for each room at a single property (excluding "no shows"). In the case where a booking contains more than one (1) rate plan, such booking shall only be considered as one (1) Reservation Transaction; provided, however, that Customer shall be responsible for performing the itinerary function so as to treat such multiple rate plans as one (1) reservation booking.

       7.3 REMOTE DATABASE ACCESS SERVICES CHARGES. Customer will be responsible for the costs associated with the procurement, installation, operation and maintenance of the telecommunication equipment which will be used to provide the Remote Database Access Services, and shall pay either TSG or the telecommunications service provider directly for such Remote Database Access Services. In addition, Customer shall pay TSG an administrative charge per month of [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] percent ([TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]%) of TSG's total bill amount from the telecommunications network provider relating to the Remote Database
Access Services provided by TSG on behalf of Customer, to be invoiced monthly by TSG in addition to the Monthly Base Charge.

       7.4 NEW OR ADDITIONAL SERVICE CHARGES. Customer will pay TSG (a) the amounts mutually agreed upon in writing by Customer and TSG for any New or Additional Services and (b) any reasonable travel expenses of TSG incurred in the performance of such New or Additional Services as provided in ARTICLE 7.6. The parties hereby agree that any incremental labor for all New or Additional Services will be charged to Customer at a rate of US$[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] per hour, which will be adjusted by TSG upon each anniversary of the Effective Date in accordance with an increase in the CPI, as defined in ARTICLE 7.5 below.

       7.5 ADJUSTMENTS TO CHARGES. Upon each anniversary of the Effective Date during the Term, TSG and Customer may agree to make in writing an adjustment to the Net Reservation Fee based on the increase in the percentage of the current Consumer Price Index for All Urban Consumers, U.S. City Average, for All Items (1982-84 = 100), as published in the Bureau of Labor Statistics of the Department of Labor, as measured from the date of the last anniversary of the Effective Date (the "CPI"). In addition, Customer will notify TSG at least thirty (30) days in advance if it wishes to change the manner of calculating a Reservation Transaction for New or Existing Hotels, and the parties agree to mutually discuss such corresponding change in the pricing methodology. No such changes pursuant to this ARTICLE 7.5 may be made without mutual written agreement of the parties.

       7.6 TRAVEL EXPENSES. For any TSG Services which are requested by Customer to be provided at a site other than the Dallas/Ft. Worth AMR headquarter offices or TSG's offices in Chicago, Illinois, Customer will pay TSG all travel expenses actually incurred for such travel (including food, lodging, local transportation and incidental expenses), and all such travel will be reimbursable according to TSG's travel policy. Customer and TSG shall agree in advance to the cost and provision of air transportation required for such travel. TSG shall not bill Customer for the travel time of TSG's employees.

                                  ARTICLE 8

                            INVOICES AND PAYMENT

       8.1 MONTHLY BASE CHARGE. Customer shall pay TSG the Monthly Base Charge, each month during the Term of this Agreement, within thirty (30) days of receipt of an invoice from TSG.

       8.2 OTHER CHARGES. TSG shall invoice Customer for all other fees and charges due under this Agreement on a monthly basis and in arrears. The Net Reservations Fee shall be billed based on actual Net Reservations volume, and shall be settled in the following monthly invoice, according to actual Net Reservations made. Invoices shall be sent to Customer at 4201 Cambridge Road, Fort Worth, Texas 76155, Attn.: TSR Controller.

       8.3 PAYMENT AND OUTSTANDING CHARGES. The Monthly Base Charge and any other sums due TSG under this Agreement will be due and payable within thirty
(30) days after receipt by Customer of an invoice from TSG. The Monthly Base Charge shall be prorated for any partial month. Customer shall also pay to TSG, within thirty (30) days of receipt of an invoice from TSG, all outstanding charges owed by Customer as of the Effective Date of this Agreement and invoiced by TSG.

                                  ARTICLE 9

                                    TAXES

       9.1 RESPONSIBILITY FOR CERTAIN TAXES. Customer shall be responsible for (and shall indemnify TSG for) Taxes imposed on, based on, or measured by any consideration for, any transfer of services or property by TSG to the Customer pursuant to this Agreement; provided, however, that TSG shall be responsible for (and shall indemnify Customer for) all Taxes that are imposed on, based on or measured by TSG's acquisition, ownership or use of property or services, or the provision of property or services to TSG.

       9.2 PROPERTY TAXES. Subject to the terms of other leases or agreements, each of TSG and Customer is responsible for the reporting and payment of any ad valorem taxes due on property owned by it or leased by it from a third party.

       9.3 COOPERATION. Each party shall provide the other with such cooperation as is reasonable, at the request of the other party, to minimize Taxes incurred in connection with this Agreement; provided, however, that TSG shall not be required to take any step that would be materially disadvantageous to its business or operations or would require it to incur material additional costs unless Customer agrees to reimburse it for that material disadvantage or those material costs. In the case of either party, such cooperation shall include maintaining records as reasonably necessary for tax purposes; making such records available to the other party (or permitting the other party to copy at its own expense, such records); and making information in its possession and employees with technical expertise available as reasonably necessary in connection with the preparation of any tax returns or any audit or tax contest or refund claim.

       9.4 DEFINITION OF TAXES. For purposes of this Agreement, "TAXES" means taxes of any kind, levies or other like assessments, customs, duties, imposts, charges or fees, (other than taxes based upon net income, capital, net worth, or franchise or similar tax), imposed on or payable to any federal, state, county, local or foreign government or subdivision or agency thereof, and in each instance such term shall include any interest, penalties or additions to tax attributable to any such Taxes or requirement to report information with respect thereto and any damages, costs, expenses, fees or other liability arising from such tax or reporting requirement.

                                  ARTICLE 10

                              PROPRIETARY RIGHTS

       10.1 TSG PROPRIETARY INFORMATION. TSG retains all right, title and interest in and to any and all TSG Software (except for that software owned by a third party licensor) and documentation, software development tools, know-how, methodologies, processes, technologies or algorithms used in providing the TSG Services that are trade secrets or proprietary information of TSG or its affiliates or otherwise owned or licensed by TSG or its affiliates, and Customer shall have no rights or interest in the TSG Software other than the rights granted to Customer under this Agreement. TSG shall have and retain all right, title and interest in and to any new software, modifications, enhancements or derivative works created by TSG under this Agreement.

       10.2 CUSTOMER DATA. The Customer Data is the exclusive property of Customer. TSG is authorized to have legal and physical access to and make use of Customer Data for the sole purpose of performing the TSG Services. TSG shall retain Customer's reservation history online in the booking archives for a period of twelve (12) months after checkout, after which time such records will be available within five (5) business days of receipt of a request from Customer. Upon expiration of this Agreement, termination for Material Default of TSG, or termination for convenience by TSG, the Customer Data shall be either erased from the data files maintained by TSG, with Customer's prior written consent, or, at TSG's expense, returned to Customer in TSG's then existing machine-readable format and media. Upon termination of this Agreement for Material Default of Customer or termination for convenience by Customer, such return of the data shall be at Customer's expense.

                                  ARTICLE 11

                          CONFIDENTIAL INFORMATION

       11.1 CONFIDENTIAL INFORMATION. As of the Effective Date of this Agreement and during the Term of this Agreement and for a period of three (3) years thereafter, except as otherwise provided in this Agreement, TSG and Customer each agree that all information communicated to it by the other, including, without limitation,
(i) any software delivered or developed hereunder, (ii) the terms of this Agreement (except for disclosure of the terms of this Agreement to (a) Hyatt, which TSG will ensure is maintained confidential by Hyatt, or (b) any prospective purchaser of all or substantially all of the stock or assets of Customer that has agreed in writing to maintain the confidentiality of such terms), (iii) any information which is marked or identified as confidential, and (iv) oral or visual information identified as confidential at the time of disclosure, which is accurately summarized in writing and provided to the other party in such written form promptly after such oral or visual disclosure (collectively, the "CONFIDENTIAL INFORMATION"), will be received in strict confidence, will be used only for purposes of this Agreement, and will not be disclosed by the recipient party, its agents, subcontractors or employees without the prior written consent of the other party. TSG and Customer each agree to use the same means it uses to protect its own confidential information, but in any event not less than reasonable means, to prevent the disclosure of the Confidential Information to outside parties. However, neither TSG nor Customer shall be prevented from disclosing information which belongs to such party or is (a) already known by the recipient party without an obligation of confidentiality; (b) publicly known or becomes publicly known through no unauthorized act of the recipient party;
(c) rightfully received from a third party without an obligation of confidentiality; (d) independently developed without use of the other party's confidential information; (e) disclosed without similar restrictions to a third party by the party owning the confidential information; (f) approved by the other party for disclosure; or (g) required to be disclosed pursuant to a requirement of a governmental agency or law, if the disclosing party provides the other party with notice of this requirement prior to disclosure.

       11.2 RESIDUAL KNOWLEDGE. TSG shall be free to use the ideas, concepts or know-how developed by TSG during the performance of the TSG Services and incorporated in the Hyatt Software that are in nontangible form and may be retained by TSG's employees. TSG may acquire, license, market, distribute, develop for itself or others, or have others develop for it, similar technology performing the same or similar functions as the Hyatt Software, the TSG Software or the TSG Services contemplated by this Agreement.

                                  ARTICLE 12

                        REPRESENTATIONS AND WARRANTIES

       12.1    MUTUAL WARRANTIES.

               12.1.1  Each party represents and warrants to the other that:
(i) it is a corporation duly organized and validly existing and in good standing under the laws of its jurisdiction of formation and/or place of principal business; (ii) the performance of its obligations hereunder has been duly authorized by all necessary corporate action; (iii) this Agreement is a legal, valid and binding obligation enforceable against it in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization, liquidation and other laws and equitable principles relating to or affecting the enforcement of creditors' rights generally as they may be applied in the event of the bankruptcy, insolvency, moratorium, reorganization or liquidation of, or the appointment of a receiver with respect to the property of, or a similar event applicable to, such party; (iv) neither the execution and delivery of this Agreement nor the performance of any of its obligations hereunder, nor the consummation of any of the transactions contemplated hereby, will violate any agreement to which it is a party or any provision of its Certificate of Incorporation, Articles of Incorporation, By-Laws or other document of corporate governance, nor any applicable law, regulation, rule, judgment, order or decree; and (v) it has duly obtained or made all consents, approvals or authorizations of, or registrations, declarations or filings with, any governmental authority which are required as a condition to the valid execution, delivery and performance of this Agreement on its part.

               12.1.2 TSG represents and warrants to Customer that TSG (i) owns all right, title and interest in and to, or has the right to license, CRSVIEW and QIK-ACCESS and accompanying documentation, software development tools, know-how, methodologies, processes, technologies or algorithms used in providing the TSG Services that are trade secrets or proprietary information of TSG, and
(ii) has the right to grant to Customer the license set forth in ARTICLE 4.3.2 of this Agreement. TSG also represents and warrants that it (i) has the right to use SPIRIT on behalf of and to provide the TSG Services to Customer in accordance with the terms and conditions of the Hyatt Agreement, and (ii) has the right to grant to Customer the right to use and access SPIRIT as set forth in ARTICLE 4.3.1 of this Agreement.

       12.2 NO OTHER REPRESENTATIONS OR WARRANTIES. THE WARRANTIES SPECIFIED IN THIS AGREEMENT ARE THE ONLY WARRANTIES MADE BY TSG WITH RESPECT TO THE TSG SOFTWARE AND SERVICES. EXCEPT AS OTHERWISE SPECIFIED IN THIS AGREEMENT, THE TSG SOFTWARE AND SERVICES ARE PROVIDED "AS IS" AND "WITH ALL FAULTS." THERE ARE NO OTHER WARRANTIES, EXPRESS OR IMPLIED, BY OPERATION OF LAW OR OTHERWISE, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR INTENDED USE OR ANY IMPLIED WARRANTIES ARISING OUT OF COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE. NO REPRESENTATION OR OTHER AFFIRMATION OF FACT WHICH IS NOT CONTAINED IN THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, STATEMENTS REGARDING CAPACITY, SUITABILITY FOR USE, OR PERFORMANCE OF THE HARDWARE, TSG SOFTWARE OR DATA, OR TSG SERVICES, SHALL BE DEEMED TO BE A WARRANTY FOR ANY PURPOSE OR GIVE RISE TO ANY LIABILITY OF TSG.

       WITH RESPECT TO THE HYATT SOFTWARE PROVIDED HEREUNDER, CUSTOMER ACKNOWLEDGES AND AGREES THAT HYATT MAKES NO REPRESENTATIONS, WARRANTIES OR GUARANTEES WHATSOEVER WITH RESPECT TO THE HYATT SOFTWARE, ITS FITNESS, CONDITION OR THE RESULTS TO BE OBTAINED FROM ITS USE. HYATT SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT OF THE HYATT SOFTWARE.

                                  ARTICLE 13

                          LIMITATIONS OF LIABILITY

       13.1 INTENDED ALLOCATION OF RISKS. The allocation of risks between the parties, and the limitations on the parties' liabilities and remedies set forth in this ARTICLE 13 and elsewhere in this Agreement, are specifically intended by the parties as part of their bargain (i.e., part of the consideration for their other respective benefits and obligations) in this Agreement. The parties acknowledge that they have negotiated, with the advice of legal counsel, such allocation and limitations.

       13.2 GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY LOSS, LIABILITY, DAMAGE OR EXPENSE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE PERFORMANCE OR NONPERFORMANCE OF THE TSG SOFTWARE OR SERVICES, OR THE PERFORMANCE OR NONPERFORMANCE OF EITHER PARTY'S OBLIGATIONS UNDER THIS AGREEMENT, UNLESS SUCH LOSS, LIABILITY, DAMAGE OR EXPENSE SHALL BE DUE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH PARTY.

       13.3 CONSEQUENTIAL DAMAGES. "CONSEQUENTIAL DAMAGES" shall be defined as damages consisting of (i) lost profits or lost income or failure to realize savings, (ii) loss of goodwill and loss of business, or (iii) consequential, indirect, exemplary, special or incidental damages. IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY CONSEQUENTIAL DAMAGES RESULTING FROM OR ARISING OUT OF OR IN CONNECTION WITH THE PERFORMANCE OR NONPERFORMANCE OF THE TSG SOFTWARE OR SERVICES, OR THE PERFORMANCE OR NONPERFORMANCE OF EITHER PARTY'S OBLIGATIONS UNDER THIS AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

       IN NO EVENT SHALL HYATT BE LIABLE FOR ANY DAMAGES OF ANY KIND UNDER THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, DIRECT, PUNITIVE OR CONSEQUENTIAL DAMAGES THAT MAY ARISE AT ANY TIME WITH RESPECT TO THE HYATT SOFTWARE, EVEN IF HYATT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. CUSTOMER SPECIFICALLY AGREES THAT HYATT SHALL NOT BE LIABLE FOR LOST PROFITS, LOST BUSINESS REVENUE, FAILURE TO REALIZE SAVINGS, LOST DATA OR OTHER COMMERCIAL OR ECONOMIC LOSS OF ANY KIND.

       13.4 LIMITATION ON DAMAGES. Neither Customer nor TSG shall have any liability under or relating in any manner to this Agreement for any General Damages or for Indemnifiable Losses (each as hereinafter defined) in excess of
(i) in the aggregate for any particular claim, the amount paid to TSG by Customer for any fees or charges in the [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] ([TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]) months immediately preceding the date the claim arose, and (ii) in the aggregate during the Term, [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] Dollars (US$[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]).

               13.4.1 "GENERAL DAMAGES" shall be defined as actual, out of pocket damages, losses, claims, obligations, demands, assessments, fines and penalties (whether civil or criminal), liabilities, expenses and costs (including reasonable fees and disbursements of legal counsel and accountants), and other direct damages of any kind or nature actually suffered or incurred by a person, including bodily or personal injury or death or damage to real or tangible personal property. For the avoidance of doubt, General Damages shall exclude punitive damages and Consequential Damages.

               13.4.2 "INDEMNIFIABLE LOSSES" shall be defined as General Damages awarded under the provisions of ARTICLE 14. Indemnifiable Losses shall exclude punitive damages and Consequential Damages awarded against either the Customer Indemnitee or TSG Indemnitee (each as defined in ARTICLE 14.1, and hereafter referred to generally as the "INDEMNITEE"), in favor of a third party making a claim against a party to this Agreement (a "THIRD PARTY CLAIM").

               13.4.3 TSG disclaims all liability resulting from or arising out of any act or omission of the Remote Database Access Services network provider.

       13.5 TIME FOR CLAIMS. A party may assert or make a claim against the other party for any breach of this Agreement, or for that other party's liability under this Agreement, only within two years after the breach or other event constituting the basis for that claim occurred or was discovered. Nevertheless, the two-year limit on the time for asserting or making any claim shall not apply to a claim (including an indemnification claim under ARTICLE 14) based on a Third Party Claim.

       13.6 WARRANTIES. Each party's warranties in this Agreement are made solely to and for the benefit of the other party. No person other than a party may assert or make a claim based on the other party's warranties under this Agreement.

       13.7 EQUITABLE RELIEF. To the extent that any monetary or other relief available under this Agreement through arbitration in accordance with the dispute resolution procedures set forth in ARTICLE 16 is not an adequate remedy for any breach of this Agreement, or upon any breach or impending breach of
ARTICLE 11.1, the non-breaching party shall be entitled to injunctive relief as a remedy for that breach or impending breach by the other party in addition to any other remedies granted to the non-breaching party in this Agreement or which are available at law or in equity.

       13.8 EXCLUSIVE REMEDIES. The remedies described in this Agreement are the sole and exclusive rights and remedies of a party regarding any breach of this Agreement or any matter that may be the subject of a claim for liability under or relating to this Agreement.

       13.9 NONCUMULATIVE REMEDIES. If more than one remedy for a breach or event is specified in this Agreement, the party entitled to a remedy must elect or choose between the available remedies, and may not cumulate or exercise multiple remedies upon such breach or event, excluding equitable relief which may be sought as described in ARTICLE 13.7 above.

                                  ARTICLE 14

                                INDEMNIFICATION

       14.1    REPRESENTATIONS AND WARRANTIES.

               14.1.1 Customer shall indemnify, defend and hold harmless TSG, its directors, officers, employees, and agents and the heirs, executors, successors, and permitted assigns of any of those persons (collectively, the "TSG INDEMNITEES") from and against all General Damages actually suffered or incurred by a TSG Indemnitee resulting from, arising out of, or relating to, any breach of any representation or warranty of Customer set forth in this Agreement.

               14.1.2 TSG shall indemnify, defend and hold harmless Customer and its directors, officers, employees, and agents and the heirs, executors, successors, and permitted assigns of any of those persons (collectively, the "CUSTOMER INDEMNITEES") from and against all General Damages actually suffered or incurred by a Customer Indemnitee resulting from, arising out of, or relating to, any breach of any representation or warranty of TSG set forth in this Agreement.

       14.2    EXISTING OR NEW HOTELS.

               14.2.1 Customer shall indemnify, defend and hold harmless the TSG Indemnitees from and against all General Damages actually suffered or incurred by a person, and resulting from, arising out of, or relating to any claim made by any New or Existing Hotel regarding Customer's performance or nonperformance of its obligations under this Agreement or its obligations under any agreement between Customer and the New or Existing Hotels.

               Customer shall also indemnify, defend and hold harmless Hyatt, its respective parent and affiliate corporations, and its respective directors, officers employees, servants and agents from and against all General Damages actually suffered or incurred by a person, and resulting from, arising out of, or relating to any claim made by any New or Existing Hotel regarding any Hyatt Software provided under this Agreement or the use of such Hyatt Software by TSG on behalf of Customer.

               14.2.2 TSG shall indemnify, defend and hold harmless the Customer Indemnitees from and against all General Damages actually suffered or incurred by a person, and resulting from, arising out of, or relating to any claim made by any New or Existing Hotel regarding TSG's gross negligence or willful misconduct in the performance or nonperformance of its obligations under this Agreement.

       14.3    EMPLOYMENT RELATED MATTERS.

               14.3.1 Customer will indemnify, defend and hold the TSG Indemnitees harmless from and against any General Damages actually suffered or incurred by a person, and resulting from, arising out of, or relating to any hiring, termination, transition or other personnel action taken by Customer with respect to any Employee or Transitioned Employee, whether such actions occurred or claims arose prior to or after the Transition Date, and to the extent such actions do not result from or relate to a default by TSG of the terms of this Agreement.

               14.3.2 TSG will indemnify, defend and hold harmless the Customer Indemnitees from and against any General Damages actually suffered or incurred by a person, and resulting from, arising out of, or relating to any hiring, termination, transition or other personnel action taken by TSG with respect to any Employee or Transitioned Employee, to the extent such actions occurred or claims arose prior to or after the Transition Date and do not result from or relate to a default by Customer of the terms of this Agreement.

       14.4    INFRINGEMENT.

               14.4.1 TSG shall indemnify, defend and hold harmless the Customer Indemnitees from and against all General Damages actually suffered or incurred by a Customer Indemnitee, to the extent that such action is based on a claim that any element of the TSG Software or the TSG Services constitutes a direct infringement of any duly issued United States patent or a direct infringement of any copyright established in the United States ("INFRINGEMENT"). TSG shall pay all damages and costs finally awarded against a Customer Indemnitee which are attributable to such Infringement, subject to Customer's compliance with the procedures set forth in ARTICLE 14.6 below.

               14.4.2 Should any element of the TSG Software or Services become, or in TSG's opinion be likely to become the subject of a claim of Infringement, then TSG will, at its option and expense, use all commercially reasonable efforts to, in the following order: (i) procure for Customer the right to use such infringing element of the TSG Software or Services free of any liability for Infringement; or (ii) replace or modify the infringing element of the TSG Software or Services with a non-infringing substitute otherwise complying with all the functionality for the replaced services. TSG shall not be obligated to defend, or be liable for costs and damages, if the Infringement arises out of (x) Customer's equipment, facilities or services, (y) the Hyatt Software or any third party services or software, or (z) a breach of this Agreement by Customer.

               14.4.3 The foregoing sets forth TSG's sole and exclusive liability, and Customer's sole and exclusive remedies, with respect to any claims for Infringement.

       14.5 TELECOMMUNICATIONS NETWORK. Customer will indemnify, defend and hold harmless the TSG Indemnitees from and against all General Damages actually suffered or incurred by a person, and resulting from, arising out of, or relating to any claim made regarding (a) any libel, slander, invasion of privacy, infringement of copyright, or invasion, theft, destruction or alteration of the telecommunications network caused by Customer or New and Existing Hotels during the provision of the TSG Services, or of records or data of Customer or the New and Existing Hotels which reside on SPIRIT, (b) the use of the telecommunications network by Customer or New and Existing Hotels during the provision of the TSG Services, or (c) the abuse or fraudulent use of the telecommunications network by Customer or the New and Existing Hotels during the provision of the TSG Services.

       14.6    INDEMNIFICATION PROCEDURES.

               14.6.1 The indemnification obligations set forth in this Article shall not apply unless the party claiming indemnification: (i) notifies the other promptly of any matters in respect of which the indemnity may apply and of which the notifying party has knowledge, in order to allow the indemnitor the opportunity to investigate and defend the matter; provided, however, that the failure to so notify shall only relieve the indemnitor of its obligations under this ARTICLE 14 if and to the extent that the indemnitor is prejudiced thereby; and (ii) gives the other party full opportunity to control the response thereto and the defense thereof; provided further, however, that the Indemnitee will have the right to participate in any legal proceeding and to be represented by legal counsel of its choosing, all at such Indemnitee's cost and expense.

               14.6.2 The indemnitor shall not be obligated for any settlement or compromise made without its consent. The Indemnitee agrees to cooperate in good faith with the indemnitor at the request and expense of the indemnitor.

                                  ARTICLE 15

          FORCE MAJEURE; DISASTER RECOVERY; SERVICE INTERRUPTION

       15.1 FORCE MAJEURE. Except for the obligations to make payments hereunder for amounts actually due and owing as of such date, each party shall be relieved of the obligations hereunder to the extent that performance is delayed or prevented by any cause beyond its reasonable control, including, without limitation, acts of God, public enemies, war, civil disorder, telecommunications failures, fire, flood, explosion, labor disputes or strikes or any acts or orders of any governmental authority, failures or fluctuations in electrical power, heat, light, air conditioning or telecommunications equipment.

       15.2 DISASTER RECOVERY. TSG will develop an interim disaster recovery plan ("DRP") for Customer for the Implementation. TSG will also provide, by October 31, 1998, a comprehensive DRP which will consist of TSG's usual and customary disaster recovery procedures implemented for similar customers. The DRP shall be maintained for Customer and will be designed to minimize disruption to Customer's data processing operations caused by natural or man-made disasters. Customer will have the right to review the DRP and recommend changes before it goes into effect. TSG will provide Customer 48 hours' written notice of any tests of the DRP procedures it plans to perform. For any disaster recovery services requested by Customer which are in addition to the agreed upon DRP, Customer will pay TSG for such additional services as a New or Additional Service.

       15.3 SERVICE INTERRUPTION. Either party shall immediately notify the other of any outage, interruption, failure, cable out, degradation or other loss of any Remote Database Access Services ("SERVICE INTERRUPTION"). Either TSG or Customer (depending on which is a party to the contract with the third party vendor) will promptly notify the applicable third party vendor of such Service Interruption. Resolution of the Service Interruption shall be handled in accordance with the applicable tariff, regulation or third party vendor agreement. Customer's exclusive remedies and TSG's exclusive liabilities for any service problems relating to the Remote Database Access Services provided by the telecommunications network provider will be the remedies set forth in the applicable tariff, regulations or third party vendor agreement.

                                  ARTICLE 16

                             DISPUTE RESOLUTION

       16.1 PERFORMANCE REVIEW. The TSG Client Service Representative and the Customer Contract Manager will meet as often as shall reasonably be requested by either party to review the performance of either party's obligations under this Agreement. The TSG Client Service Representative and the Customer Contract Manager shall each have appropriate authority to make decisions on behalf of its entity, and to resolve any dispute, controversy or claim. Such representatives will discuss the dispute, controversy or claim and negotiate a resolution in good faith, without the necessity of any formal proceeding relating thereto. Any changes made as a result of such resolutions shall be placed in writing and signed by the appropriate management representative of each party.

       16.2 DISPUTE RESOLUTION. All disputes between the parties not resolved by the means described above shall first be resolved by arbitration pursuant to the terms below.

               16.2.1 If no agreement has been reached after such good faith discussions, then either party, upon thirty (30) days prior written notice to the other party identifying with particularity those areas in dispute, may submit such dispute to arbitration. Any such arbitration shall be held at Dallas, Texas, under the Rules of Commercial Arbitration of the American Arbitration Association, as amended or supplemented from time to time. The arbitration panel shall consist of three arbitrators. The parties shall each nominate an arbitrator within thirty (30) days of the written notice submitting the dispute to arbitration and the nominated arbitrators shall agree on the third arbitrator within thirty (30) days after the both of them have been nominated.

               16.2.2 The parties agree that the award of the arbitration shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues or accounting presented to the arbitrators; that the award must be consistent with the terms and conditions of this Agreement; that it shall be made and shall be payable in accordance with the award in U.S. Dollars free of any tax, deduction or offset; and that any costs, fees or taxes incident to enforcing the award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement.

       16.3 CONTINUED PERFORMANCE. Unless (a) an action under this ARTICLE 16 involves a claim by TSG for nonpayment by Customer, or (b) this Agreement has been terminated in accordance with other provisions of this Agreement, TSG shall continue to perform its obligations under this Agreement during the arbitration proceedings and Customer shall continue to make payments to TSG in accordance with this Agreement.

                                  ARTICLE 17

                                 TERMINATION

       17.1    TERMINATION FOR BREACH.

               17.1.1 If either party materially defaults in the performance of any of its obligations under this Agreement (excluding a default by Customer in its obligation to pay TSG, which is explained in ARTICLE 17.1.2 below), which default shall not be substantially cured within ninety (90) days after written notice is given to the defaulting party specifying the default, or, with respect to any default which cannot reasonably be cured within ninety (90) days, if the defaulting party fails to proceed within thirty (30) days to commence curing said default and thereafter to proceed with all due diligence to substantially cure that default, then the party not in default, by giving written notice to the defaulting party, may terminate this Agreement as of a date specified in the notice of termination. In such event, Customer shall pay TSG all amounts due under this Agreement for the TSG Services actually provided. The termination shall be effective as of the first day following the end of the cure period or extended cure period as the case may be. A "MATERIAL DEFAULT" in the case of TSG shall be defined as a breach of this Agreement which constitutes a continuous failure by TSG to perform one or more of the TSG Services, which failure prevents Customer from providing the Customer products or services to the New or Existing Hotels.

               17.1.2 Upon Customer's breach of its obligation to pay TSG in accordance with this Agreement, TSG may terminate this Agreement upon ninety
(90) days prior written notice to Customer of TSG's intent to terminate and Customer's failure to cure its failure to pay within such ninety (90) days. Customer shall still be responsible for paying TSG any outstanding Implementation or startup costs which are not fully recognized by TSG as of such date of termination (collectively, the "TERMINATION LIQUIDATED DAMAGES"). TSG shall provide Customer with reasonably documented and detailed invoices regarding such costs, including hours worked and services provided.

               17.1.3 If either party (i) is adjudicated bankrupt or insolvent by a court of competent jurisdiction, (ii) substantially ceases to do business as currently conducted, (iii) fails to pay its debts generally as they become due, or (iv) takes steps to declare bankruptcy, wind up, dissolve or liquidate (in each case, other than for the purposes of an amalgamation, restructuring, or reconstruction pursuant to which the surviving entity becomes bound by or assumes the obligations under this Agreement), or a receiver, trustee or similar officer is appointed over (or a lien holder takes possession of) all or substantially all of such party's property or assets, or anything similar to any of the foregoing occurs in relation to such party under the laws of any jurisdiction, the non-defaulting party may terminate this Agreement on notice to the defaulting party. In the case of (ii) above, Customer shall pay TSG all amounts due under this Agreement for the TSG Services actually provided and the Termination Liquidated Damages.

       17.2    TERMINATION FOR CONVENIENCE.

               17.2.1 TERMINATION BY CUSTOMER. At any time upon or after January 1, 2003, Customer may terminate this Agreement; provided, that Customer has given TSG at least six (6) months written notice prior to the proposed termination date. In the event of such termination, Customer shall pay TSG all amounts due under this Agreement for the TSG Services actually provided and the Termination Liquidated Damages. The parties agree that if Customer exercises its right to terminate pursuant to this ARTICLE 17.2.1, the losses, expenses and damages suffered by TSG would be uncertain and difficult to calculate. Therefore, the parties agree that the Termination Liquidated Damages are not a penalty, and are a reasonable estimate by both parties of such losses, expenses and damages. Customer shall pay the Termination Liquidated Damages within thirty (30) days of receipt of an invoice from TSG. TSG shall provide Customer with reasonably documented and detailed invoices regarding such Termination Liquidated Damages, including hours worked and services provided.

               17.2.2 TERMINATION BY TSG. At any time upon or after January 1, 2003, TSG may terminate this Agreement; provided, that TSG has given Customer at least six (6) months written notice prior to the proposed termination date. In the event of such termination, Customer shall pay TSG all amounts due for the TSG Services actually provided under this Agreement up to the date of termination.

       17.3    EVENTS UPON TERMINATION.

       17.3.1 If this Agreement is terminated by TSG for convenience or is terminated by Customer for a Material Default by TSG, TSG will grant Customer, for the remainder of the Term, effective as of such applicable termination date, and at no additional cost, a nontransferable, nonexclusive right to use and access the SPIRIT source code and the SPIRIT database, and to use the TSG Software to process the Customer Data only, subject to Customer and TSG entering into a license agreement, in form and substance mutually acceptable to TSG and Customer, containing such terms and conditions as may be appropriate, including terms and conditions protecting the confidentiality of the software. In the event that Customer wishes to have a perpetual source code license to SPIRIT beyond the Term, Customer shall pay TSG the sum of US$[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] for such license upon expiration of the Term, subject to Customer and TSG entering into a license agreement, in form and substance mutually acceptable to TSG and Customer, containing such terms and conditions as may be appropriate, including terms and conditions protecting the confidentiality of the software. In the event of (i) TSG's termination for convenience as provided in ARTICLE 17.2.2, (ii) Customer's termination for a Material Default of TSG, or (iii) expiration or nonrenewal of this Agreement, and if Customer either has assigned or will assign the Agreement to an entity which, in TSG's reasonable opinion, is a competitor of TSG in the hospitality, transportation and/or travel technology industries, TSG shall have the discretion to decide whether or not to provide the source code to such assignee or proposed assignee.

               17.3.2 If this Agreement is terminated by Customer for convenience, is terminated by TSG for a Material Default by Customer or breach of payment obligations by Customer, or expires, Customer's right to use and access SPIRIT and the SPIRIT database shall cease, effective as of such applicable termination date or the Expiration Date.

                                  ARTICLE 18

                  TERMINATION ASSISTANCE SERVICES; SURVIVAL

       18.1 TERMINATION ASSISTANCE SERVICES. Upon expiration or termination of this Agreement for any reason except termination for Material Default by Customer or breach of payment obligations by Customer, TSG will provide to Customer such termination assistance services, in addition to a winddown of the TSG Services, as may be reasonably requested by Customer to enable Customer to replace the TSG Services (collectively, the "TERMINATION ASSISTANCE SERVICES"). Except in the event of termination by TSG for convenience, the Termination Assistance Services shall be provided by TSG at an additional charge, to be agreed in advance by the parties and set forth in writing. Such Termination Assistance Services may include, without limitation, the following:

               18.1.1 Developing a plan for the orderly transition of Customer data processing and Remote Database Access Services from TSG to Customer.

               18.1.2 Except in the case of expiration of the Agreement, providing reasonable training to Customer's personnel in the performance of the TSG Services then being performed by TSG.

               18.1.3 Even in the case of termination for Material Default by Customer or breach by Customer of its payment obligations, furnishing Customer with duplicates of magnetic tapes or print-outs of Customer's data base or providing Customer with the Customer Data in a form deemed appropriate by TSG.

       18.2 TERMINATION ASSISTANCE PERIOD. TSG shall not be required to perform the Termination Assistance Services for a period in excess of ninety
(90) days from and after the termination date or the Expiration Date.

       18.3 SURVIVAL. The terms set forth in ARTICLE 4 of this Agreement regarding use of software shall survive any termination or expiration of this Agreement and shall apply to any license granted to Customer hereunder as of such date of termination.

                                  ARTICLE 19

                                 MISCELLANEOUS

       19.1 COMPLIANCE WITH APPLICABLE LAW. Each party will comply with all applicable laws, rules, regulations and ordinances governing its business, facilities and assets. On the Effective Date, each party, at its own expense, will have obtained all necessary approvals from governmental, regulatory or other authorities with jurisdiction over its business, facilities and assets to enter into and perform its obligations under this Agreement.

       19.2    IMPORT, EXPORT, EXCHANGE CONTROLS.

               19.2.1 Customer will be responsible for obtaining any necessary government approvals, consents, licenses and/or permits to enable Customer to
(a) export any products or technical data required for TSG's performance under this Agreement from the United States or any other country of origin, (b) import such products and technical data into any other country, and (c) pay TSG all amounts in U.S. Dollars as required by this Agreement. Upon request, TSG will promptly provide Customer with any end-user certificates, affidavits regarding re-export or other certificates and documents as are reasonably available to TSG and required from TSG for Customer to obtain any such approvals, consents, licenses and/or permits. TSG shall not be required to perform any portion of the TSG Services which is in contravention of the U.S. export laws. Each party shall bear all costs, fees and expenses associated with obtaining such approvals, consents, certificates, affidavits and other items for which it is responsible under this Agreement, and upon request will provide to the other evidence that any such items have been obtained and all fees have been paid.

               19.2.2 Notwithstanding anything in this Agreement to the contrary, Customer shall not directly or indirectly export (or re-export) any TSG Software, the TSG Services, and any other technical assistance provided by TSG (collectively, the "TECHNICAL DATA"), or permit transshipment of same (a) to any country or destination for which the United States government or a United States government agency requires an export license or other approval for export without first having obtained such license or other approval, or (b) if otherwise contrary to United States law. This obligation shall survive the expiration or termination of this Agreement.

       19.3 BINDING NATURE AND ASSIGNMENT. This Agreement shall be binding on Customer and TSG and their respective successors and assigns. This Agreement may not be assigned by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld. Customer may not merge with or into another entity, except for another affiliate of AMR Corporation, without the prior written consent of TSG, which consent shall not be unreasonably withheld.
TSG shall have the right to subcontract any of its obligations under this Agreement to a third party without the consent of Customer; provided, however, that if the data center operations are subcontracted by TSG to a subcontractor other than CSC or TSG's SABRE Technology Solutions division, TSG may do so, only with Customer's prior written consent, which consent shall not be unreasonably withheld. TSG shall pay all costs incurred in any such change in subcontractors.

       19.4 NOTICES. Wherever under this Agreement one party is required or permitted to give written notice to the other, such notice shall be deemed given the third day after its mailing by one party, postage prepaid, to the other party addressed as follows:

               In the case of TSG:
               President
               The SABRE Group, Inc.
               MD 4462
               Box 619616
               DFW Airport, TX 75261-9616
               Fax number: (817) 967-9763

               In case of Customer:
               President
               TeleService Resources, Inc.
               4201 Cambridge Road
               Fort Worth, TX 76155
               Fax number: (817) 355-8599

       Any notice that shall be mailed pursuant to the foregoing shall also be delivered by hand or transmitted by fax and shall be effective when first received by the addressee. Either party may from time to time specify as its address or fax number for purposes of this Agreement any other address or fax number upon giving ten (10) days prior written notice thereof to the other party.

       19.5 COUNTERPARTS. This Agreement may be executed in several counterparts, all of which taken together shall constitute one single agreement between the parties.

       19.6 HEADINGS. All article and schedule titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend, or describe the scope or intent of any of its provisions.

       19.7 RELATIONSHIP OF PARTIES. TSG shall be and act as an independent contractor hereunder and no employee of either party shall be deemed to be an employee of the other for any purpose whatsoever. Each party shall comply, at its own expense, with the provisions of all applicable state and municipal requirements and with all state and federal laws applicable to it as an employer and otherwise.

       19.8 NO SOLICITATION. Except for the transition of employees as described in ARTICLE 4.1 hereof, during the Term of this Agreement and for a period of two (2) years thereafter, unless otherwise agreed by the parties, neither party shall solicit for employment or otherwise retain the services of any current or former employees of the other party, who either were involved in providing or receiving the TSG Services, unless such former employees have not provided or received services on behalf of such party for a period of one (1) year.

       19.9 SAVINGS CLAUSE. In the event any provision of this Agreement is held to be invalid or unenforceable, such provision shall be deemed modified to the extent necessary to become valid and enforceable.

       19.10 APPROVALS. Where agreement, approval, acceptance, consent or similar action by either party is required by any provision of this Agreement, such action shall not be unreasonably delayed or withheld.

       19.11 WAIVER. No delay or omission by either party hereto to exercise any right or power hereunder shall impair such right or power or be construed to be a waiver thereof. A waiver by either party of any of the covenants to be performed by the other or any breach of a covenant shall not be construed to be a waiver of any succeeding breach or of any other covenant contained in this Agreement.

       19.12 ATTORNEYS' FEES. If any legal action or other proceeding is brought for the enforcement of an award under ARTICLE 16.2, the prevailing party shall be entitled to recover reasonable attorneys' fees and expenses and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

       19.13 MEDIA RELEASES. All media releases, public announcements and public disclosures by either party relating to this Agreement or its subject matter, including, without limitation, promotional or marketing material (but not including any announcement intended solely for internal distribution by the disclosing party or any disclosure required by legal, accounting or regulatory requirements beyond the reasonable control of the disclosing party) shall be coordinated with and approved by the other party prior to the release thereof.

       19.14 NO THIRD PARTY BENEFICIARY. Except as otherwise provided herein, nothing in this Agreement may be relied upon or shall benefit any party other than Customer or TSG. Without limiting the foregoing, nothing in this Agreement, either expressed or implied, will confer upon any employee of Customer or TSG any right or remedy, including, without limitation, any right to employment or continued employment for any specified period of time.

       19.15 ENTIRE AGREEMENT. This Agreement, including any Schedules referred to herein and attached hereto, each of which is incorporated in this Agreement for all purposes, constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and there are no representations, understandings or agreements relating to this Agreement that are not fully expressed herein.
No amendment, modification, waiver or discharge of this Agreement shall be valid unless agreed in writing and signed by an authorized representative of the party against which such amendment, modification, waiver or discharge is sought to be enforced.

       19.16 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, regardless of conflict of laws rules.

       19.17 WAIVER OF CLAIMS. As of the date of complete execution of this Agreement, TSG and Customer each, for itself and on behalf of its present and former directors, officers, representatives, employees, attorneys, advisors, agents, affiliates and associates, and their respective predecessors, heirs, executors, administrators, successors and assigns, and all persons acting in concert with any such person (the "REPRESENTED PARTIES"), hereby releases and discharges the other party and each of the Represented Parties from any and all liabilities, obligations, claims, demands, actions, causes of action, damages, debts, costs and expenses of every kind and nature whatsoever (except for (i) payment obligations due with respect to any of the TSG Services, Remote Database Access Services, New or Additional Services or any other services provided under this Agreement, or (ii) any Indemnifiable Losses provided in ARTICLES 14.1 (to the extent of the express representations and warranties set forth in ARTICLE 12.1), 14.2, 14.3, 14.4 OR 14.5 of this Agreement, at law or in equity, known or unknown, suspected or unsuspected, which either party now has, owns or holds, ever had or may have owned or held, or hereafter could or shall have, own or hold against the other party, by reason of any fact, matter, cause, omission or thing relating to or arising from any dispute or claim occurring or existing at any time whatsoever (the "CLAIMS") from the beginning of time up to the date of complete execution of this Agreement. TSG and Customer each agrees that it and its affiliates and associates will not institute, prosecute or pursue before any federal, state or other governmental or regulatory authority, domestic or foreign, any claim at law or in equity, which either has been asserted or could have been asserted in connection with such Claims.

       19.18 WAIVER OF CLAIMS IN EVENT OF ASSIGNMENT. If this Agreement is assigned to a third party by either TSG or Customer, then, as of such date of assignment, TSG and Customer each, for itself and on behalf of its Represented Parties, hereby releases and discharges the other party and each of the Represented Parties from any and all Claims (except for (i) payment obligations due with respect to any of the TSG Services, Remote Database Access Services, New or Additional Services or any other services provided under this Agreement, or (ii) any Indemnifiable Losses provided in ARTICLES 14.1 (to the extent of the express representations and warranties set forth in ARTICLE 12.1), 14.2, 14.3,
14.4 OR 14.5 of this Agreement, from the beginning of time up to the date of assignment of this Agreement. TSG and Customer each agrees that it and its affiliates and associates will not institute, prosecute or pursue before any federal, state or other governmental or regulatory authority, domestic or foreign, any claim at law or in equity, which either has been asserted or could have been asserted in connection with such Claims. For purposes of this Article

19.18, an assignment will include any sale of stock or other transaction in which Customer and TSG become disaffiliated.

       IN WITNESS WHEREOF, TSG and Customer have each caused this Agreement to be signed and delivered by its duly authorized officer, all as of the Effective Date.


TELESERVICE RESOURCES, INC.            THE SABRE GROUP, INC.

By:                                    By:
   ---------------------------            ---------------------------------
Name: J. G. Gunn                       Name: Thomas M. Cook

Title: President, AMR Global           Title: President, SABRE Technology
        Services, Inc.
                                              Solutions Division

Date:                                  Date:
     -------------------------              -------------------------------

                             AGREEMENT FOR INFORMATION

                                TECHNOLOGY SERVICES

                                      BETWEEN

                            TELESERVICE RESOURCES, INC.

                                        AND

                               THE SABRE GROUP, INC.

                                    DATED AS OF

                                    JULY 1, 1998

                                 TABLE OF CONTENTS

ARTICLE 1.    DEFINITIONS AND SCHEDULES. . . . . . . . . . . . . . . . . . . 1

      1.1   Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . 1
      1.2   Schedules. . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE 2.    TERM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

      2.1   Term of Agreement. . . . . . . . . . . . . . . . . . . . . . . . 1
      2.2   Extensions of the Term.. . . . . . . . . . . . . . . . . . . . . 2

ARTICLE 3.    TSG SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . 2

      3.1   Base Services. . . . . . . . . . . . . . . . . . . . . . . . . . 2
      3.2   New or Additional Service. . . . . . . . . . . . . . . . . . . . 2
      3.3   TSG Rights to Manage TSG Resources . . . . . . . . . . . . . . . 2
      3.4   Service Levels.. . . . . . . . . . . . . . . . . . . . . . . . . 2
      3.5   Remote Database Access Services. . . . . . . . . . . . . . . . . 3
      3.6   Marketing. . . . . . . . . . . . . . . . . . . . . . . . . . . . 3


ARTICLE 4.    EMPLOYEES AND IMPLEMENTATION . . . . . . . . . . . . . . . . . 3

      4.1   Transitioned Employees.. . . . . . . . . . . . . . . . . . . . . 3
      4.2   Salary and Benefits. . . . . . . . . . . . . . . . . . . . . . . 3
      4.3   Implementation of Software.. . . . . . . . . . . . . . . . . . . 4
      4.4   Restrictions on Software.. . . . . . . . . . . . . . . . . . . . 5
      4.5   Implementation of SPIRIT . . . . . . . . . . . . . . . . . . . . 6
      4.6   Ongoing Responsibilities.. . . . . . . . . . . . . . . . . . . . 6

ARTICLE 5.    CUSTOMER RESPONSIBILITIES AND DUTIES . . . . . . . . . . . . . 6

      5.1   Customer Employees.. . . . . . . . . . . . . . . . . . . . . . . 6
      5.2   Customer Facilities and Related Services.. . . . . . . . . . . . 7
      5.3   Minimum Transaction Volume.. . . . . . . . . . . . . . . . . . . 7
      5.4   Remote Database Access Services. . . . . . . . . . . . . . . . . 8
      5.5   Customer Contract Manager. . . . . . . . . . . . . . . . . . . . 8
      5.6   Assistance.. . . . . . . . . . . . . . . . . . . . . . . . . . . 8
      5.7   Priorities.. . . . . . . . . . . . . . . . . . . . . . . . . . . 8
      5.8   Use of TSG Services. . . . . . . . . . . . . . . . . . . . . . . 8
      5.9   Training of Customer Personnel.. . . . . . . . . . . . . . . . . 8
      5.10  Provision of Source Data and Transfer of GNRs. . . . . . . . . . 9
      5.11  Inspection.. . . . . . . . . . . . . . . . . . . . . . . . . . . 9
      5.12  Governmental Approvals.. . . . . . . . . . . . . . . . . . . . . 9
      5.13  Software.. . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

ARTICLE 6.    TSG RESPONSIBILITIES AND DUTIES. . . . . . . . . . . . . . . . 9

      6.1   Changes to Service Levels. . . . . . . . . . . . . . . . . . . . 9
      6.2   Year 2000 Warranty.. . . . . . . . . . . . . . . . . . . . . . . 9
      6.3   TSG Equipment. . . . . . . . . . . . . . . . . . . . . . . . . .10
      6.4   Retention and Safeguarding of Customer Data. . . . . . . . . . .10
      6.5   Remote Database Access Services. . . . . . . . . . . . . . . . .10
      6.6   TSG Client Service Representative. . . . . . . . . . . . . . . .11
      6.7   Users Groups.. . . . . . . . . . . . . . . . . . . . . . . . . .11
      6.8   Training.. . . . . . . . . . . . . . . . . . . . . . . . . . . .11
      6.9   Maintenance and Other Support. . . . . . . . . . . . . . . . . .11
      6.10  SPIRIT Functionality and Enhancements. . . . . . . . . . . . . .11

ARTICLE 7.    FEES AND CHARGES . . . . . . . . . . . . . . . . . . . . . . .12

      7.1   Monthly Base Charge. . . . . . . . . . . . . . . . . . . . . . .12
      7.2   Net Reservation Fee. . . . . . . . . . . . . . . . . . . . . . .12
      7.3   Remote Database Access Services Charges. . . . . . . . . . . . .12
      7.4   New or Additional Service Charges. . . . . . . . . . . . . . . .13
      7.5   Adjustments to Charges.. . . . . . . . . . . . . . . . . . . . .13
      7.6   Travel Expenses. . . . . . . . . . . . . . . . . . . . . . . . .13

ARTICLE 8.    INVOICES AND PAYMENT . . . . . . . . . . . . . . . . . . . . .13

      8.1   Monthly Base Charge. . . . . . . . . . . . . . . . . . . . . . .13
      8.2   Other Charges. . . . . . . . . . . . . . . . . . . . . . . . . .13
      8.3   Payment and Outstanding Charges. . . . . . . . . . . . . . . . .13


ARTICLE 9.    TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .14

      9.1  Responsibility for Certain Taxes. . . . . . . . . . . . . . . . .14
      9.2  Property Taxes. . . . . . . . . . . . . . . . . . . . . . . . . .14
      9.3  Cooperation.. . . . . . . . . . . . . . . . . . . . . . . . . . .14
      9.4  Definition of Taxes.. . . . . . . . . . . . . . . . . . . . . . .14

ARTICLE 10.   PROPRIETARY RIGHTS . . . . . . . . . . . . . . . . . . . . . .15

      10.1  TSG Proprietary Information. . . . . . . . . . . . . . . . . . .15
      10.2  Customer Data. . . . . . . . . . . . . . . . . . . . . . . . . .15

ARTICLE 11.   CONFIDENTIAL INFORMATION . . . . . . . . . . . . . . . . . . .15

      11.1  Confidential Information.. . . . . . . . . . . . . . . . . . . .15
      11.2  Residual Knowledge.. . . . . . . . . . . . . . . . . . . . . . .16

ARTICLE 12.   REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . .16

      12.1  Mutual Warranties. . . . . . . . . . . . . . . . . . . . . . . .16
      12.2  No Other Representations or Warranties.. . . . . . . . . . . . .17

ARTICLE 13.   LIMITATIONS OF LIABILITY . . . . . . . . . . . . . . . . . . .17

      13.1  Intended Allocation of Risks.. . . . . . . . . . . . . . . . . .17
      13.2  Gross Negligence or Willful Misconduct.. . . . . . . . . . . . .17
      13.3  Consequential Damages. . . . . . . . . . . . . . . . . . . . . .18
      13.4  Limitation on Damages .. . . . . . . . . . . . . . . . . . . . .18
      13.5  Time for Claims. . . . . . . . . . . . . . . . . . . . . . . . .19
      13.6  Warranties.. . . . . . . . . . . . . . . . . . . . . . . . . . .19
      13.7  Equitable Relief.. . . . . . . . . . . . . . . . . . . . . . . .19
      13.8  Exclusive Remedies.. . . . . . . . . . . . . . . . . . . . . . .19
      13.9  Noncumulative Remedies.. . . . . . . . . . . . . . . . . . . . .19

ARTICLE 14.   INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . . .19

      14.1  Representations and Warranties . . . . . . . . . . . . . . . . .19
      14.2  Existing or New Hotels.. . . . . . . . . . . . . . . . . . . . .20
      14.3  Employment Related Matters.. . . . . . . . . . . . . . . . . . .20
      14.4  Infringement.. . . . . . . . . . . . . . . . . . . . . . . . . .21
      14.5  Telecommunications Network.. . . . . . . . . . . . . . . . . . .21
      14.6  Indemnification Procedures.. . . . . . . . . . . . . . . . . . .21

ARTICLE 15.   FORCE MAJEURE; DISASTER RECOVERY; SERVICE INTERRUPTION . . . .22

      15.1  Force Majeure. . . . . . . . . . . . . . . . . . . . . . . . . .22
      15.2  Disaster Recovery. . . . . . . . . . . . . . . . . . . . . . . .22
      15.3  Service Interruption.. . . . . . . . . . . . . . . . . . . . . .22

ARTICLE 16.   DISPUTE RESOLUTION . . . . . . . . . . . . . . . . . . . . . .23

      16.1  Performance Review.. . . . . . . . . . . . . . . . . . . . . . .23
      16.2  Dispute Resolution.. . . . . . . . . . . . . . . . . . . . . . .23
      16.3  Continued Performance. . . . . . . . . . . . . . . . . . . . . .23

ARTICLE 17.   TERMINATION. . . . . . . . . . . . . . . . . . . . . . . . . .24

      17.1  Termination for Breach.. . . . . . . . . . . . . . . . . . . . .24
      17.2  Termination for Convenience. . . . . . . . . . . . . . . . . . .24
      17.3  Events upon Termination. . . . . . . . . . . . . . . . . . . . .25

ARTICLE 18.   TERMINATION ASSISTANCE SERVICES; SURVIVAL. . . . . . . . . . .26

      18.1  Termination Assistance Services. . . . . . . . . . . . . . . . .26
      18.2  Termination Assistance Period. . . . . . . . . . . . . . . . . .26
      18.3  Survival.. . . . . . . . . . . . . . . . . . . . . . . . . . . .26

ARTICLE 19.   MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . .26

      19.1  Compliance with Applicable Law.. . . . . . . . . . . . . . . . .26
      19.2  Import, Export, Exchange Controls. . . . . . . . . . . . . . . .27
      19.3  Binding Nature and Assignment. . . . . . . . . . . . . . . . . .27
      19.4  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . .27
      19.5  Counterparts.. . . . . . . . . . . . . . . . . . . . . . . . . .28
      19.6  Headings.. . . . . . . . . . . . . . . . . . . . . . . . . . . .28
      19.7  Relationship of Parties. . . . . . . . . . . . . . . . . . . . .28
      19.8  No Solicitation. . . . . . . . . . . . . . . . . . . . . . . . .28
      19.9  Savings Clause.. . . . . . . . . . . . . . . . . . . . . . . . .28
      19.10 Approvals. . . . . . . . . . . . . . . . . . . . . . . . . . . .28
      19.11 Waiver.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .29
      19.12 Attorneys' Fees. . . . . . . . . . . . . . . . . . . . . . . . .29
      19.13 Media Releases.. . . . . . . . . . . . . . . . . . . . . . . . .29
      19.14 No Third Party Beneficiary.. . . . . . . . . . . . . . . . . . .29
      19.15 Entire Agreement.. . . . . . . . . . . . . . . . . . . . . . . .29
      19.16 Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . .29
      19.17 Waiver of Claims.. . . . . . . . . . . . . . . . . . . . . . . .29
      19.18 Waiver of Claims in Event of Assignment. . . . . . . . . . . . .30

                                 SCHEDULE 3.1

                                 BASE SERVICES

1.   -    Conversion/Implementation of all the Existing Hotels commencing as of the Effective Date of this Agreement

2.   -    "Train the trainers" level of application training

3.   -    Train the database administrators

4.   -    An additional 10 days of training each year for Customer employees.
          Customer will specify the target group to be trained together with a class syllabus at least one month prior to commencement of the training. Customer will bear the cost of the TSG instructor's T&I.

5.   -    GNR Conversion/Cutover Support

6.   -    Operation of the SPIRIT system within agreed service levels.  TSG shall only be responsible for maintaining the agreed upon service levels in the operation of SPIRIT between the TSG Data Center and either the Customer router or the router of any location of any New or Existing Hotel which has a direct connection to the TSG Data Center; provided, that such connection shall contain TSG's network engineering and technology is already available to such location.

7.   -    Maintenance of the SPIRIT application, pursuant to SCHEDULE 6.9 herein

8.   -    Account management and third level application problem resolution

9.   -    Implementation of CRSVIEW and QIK-ACCESS, pursuant to the terms contained in this Agreement

10.  -    Technical support help desk maintained twenty-four hours per day, seven days per week, including call logging and reporting

11.  -    Programmatic conversion of the Existing Hotels customer's GNRs and rates database where practical. It may be more appropriate to manually build rate tables in SPIRIT as part of customer training, supported by TSG, dependent upon the specific Existing Hotel and the structure of the rates in ACTION. This will be subject to Customer and the client's approval of an acceptable solution on a case by case basis.

12.  -    With the exception of [TEXT OMITTED - CONFIDENTIAL TREATMENT
          REQUESTED], each of the Existing Hotels will be provided with GDS connectivity via WIZCOM, in SPIRIT, equal to the level available in ACTION when the client is cutover. The availability at cutover will require support from WIZCOM and the GDSs, and will be subject to the availability of their support.

13.  -    The list of PMS interfaces listed below will be available at cutover, subject to PMS vendor cooperation and support.


                                   PMS INTERFACES

PMS VENDOR                PRODUCT          TYPE       CLIENT


Hotel Data Systems        Xenon            2 Way      [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
                                           2 Way      [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED](2)


Hotel Information         CRO 400          1 Way      [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]


McDonnel Information      Hornet           1 Way      [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]


M Corp                    ImagInn          1 Way      [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]


[TEXT OMITTED -
CONFIDENTIAL
TREATMENT REQUESTED]      Proprietary      1 Way      [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]


MAI/CLS                   C-Res            1 Way      [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

------------------------------
(1)  Note: Feed inventory and availability only
(2)  Note: Not yet implemented


                                      ii.

                                   SCHEDULE 3.1.1

                       SERVICE LEVELS AND SYSTEM PERFORMANCE

- Central site hardware and software shall be maintained by TSG, twenty-four hours per day, seven days per week, subject to SPIRIT downtime referred to as "SCHEDULED DOWNTIME" and "ADDITIONAL SCHEDULED DOWNTIME", each as defined below.

- TSG may from time to time schedule the Scheduled Downtime for system maintenance and software modifications, between the hours of 000 and 0500 CT on Sundays. TSG shall give Customer not less than forty-eight hours notification of the Scheduled Downtime and expected duration. In addition, TSG may schedule additional Scheduled Downtime for operational necessity ("ADDITIONAL SCHEDULED DOWNTIME"). Such Additional Scheduled Downtime may be scheduled by TSG for up to two (2) hours per month during the Term, on any day of the week, between 0000 and 0200 CT. TSG shall give Customer not less than forty-eight hours notification of the Additional Scheduled Downtime and expected duration. Such Additional Scheduled Downtime taken each month shall be deducted from the Scheduled Downtime allowed on the following Sunday.

- The MASL for SPIRIT application availability, not including any Scheduled Downtime or Additional Scheduled Downtime, shall be a monthly average of [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]%. The measurement of this MASL shall begin on the MASL Date.

- If, within five (5) working days from the end of any calendar month in which TSG is unable to meet the MASL of [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]%, TSG is not able to restore the MASL of [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]% during any twenty-four (24) hour period between 0001 CT of one day and 2400 CT of the same day, Customer may set off [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] percent ([TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]%) of the Monthly Base Charge invoiced by TSG for such month, as well as [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] percent ([TEXT OMITTED
     - CONFIDENTIAL TREATMENT REQUESTED]%) of Customer's share of recurring circuit charges for such month.

- In no event shall the aggregate monthly amount set-off by Customer for any one month exceed [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] percent ([TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]%) of the total monthly fees billed by TSG for such month.

     The average application performance response time MASLs from SPIRIT to either the Customer router or the router of any location of any New or Existing Hotel which has a direct connection to the TSG Data Center (provided that such connection shall contain TSG's network engineering and technology is already available to such location) shall be as follows:

General Information System (GIS) Display:         Less than [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
Second Night Availability Display:                Less than [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
Single Property Weekly Availability Display:      Less than [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]


                                      iii.

- TSG will provide the TSG Data Center with disaster avoidance features, including, but not limited to:
     -    Perimeter Security
     -    Computer Room Security
     -    Off-site File Storage
     -    UPS w/ Two Power Grids

     The MASL for reservation delivery, not including any Scheduled Downtime, shall be the following monthly averages:

          - [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] percent ([TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]%) of all reservations made for all New and Existing Hotels to be sent within [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] ([TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]) minutes, for reservations made for check-in for the current day or the next day

          - [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] percent ([TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]%) of all reservations made shall be sent no later than [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] ([TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]) hours of being made, regardless of the date of check-in, unless predetermined delivery times have been stated by Customer


                                      iv.

                                    SCHEDULE 3.5

                                  SHARED CIRCUITS


One (1) T1 Frame Relay Circuit connecting the SPIRIT router at CentrePort IV to SITA's frame relay node (COSMACC ID # 2391291)

One (1) 56Kbps SITA Fax Circuit connecting the SPIRIT router to SITA's X25 network (COSMACC ID# 2448375). Note: this circuit will no longer be in use after the host/fax application replaces the SITA Fax Circuit in its entirety.

Two (2) 56Kbps Inbound Circuits connecting from SITA's X25 network to the SPIRIT router, allowing NUI dialup capability from hotel customers (COSMACC ID# 2484458).

Two (2) T1 Circuits connecting the host/fax servers to two equivalent servers at MCI (COSMACC ID#s 2511577 and 251577). Note: one of the two circuits will no longer be in use shortly after the Effective Date of this Agreement.


                                      v.

                                    SCHEDULE 3.6

                                     MARKETING

1. The parties agree to jointly market the SPIRIT multihost hotel reservation system and the SPIRIT Functionality together with Customer's call center operations ("VOICE RESERVATION SERVICES") and/or GDS services ("GDS SERVICES"), which shall be known collectively as the Private Label Services (the "PRIVATE LABEL SERVICES"), as set forth below in this Schedule, and agree to jointly market the SPIRIT Multihost Services. The "SPIRIT MULTIHOST SERVICES" shall be defined as Customer providing access to SPIRIT to any Existing Hotel or Potential Client (as hereinafter defined) for the processing of reservations in such hotel's own internal operations.

2.     Either TSG or Customer may contract with a potential customer
("POTENTIAL CLIENT") for the Private Label Services, subject to the terms set forth below. In such case, the party that contracts with the Potential Customer shall be the prime contractor for such services and the other party shall be the subcontractor unless otherwise agreed. In the case where either party is the prime contractor, such party shall determine the cost of its own services within its discretion. Customer shall give TSG cost data for the GDS Services/Voice Reservation Services to include in TSG's proposal to any Potential Client where TSG is the prime contractor.

3. TSG and Customer may agree to the following joint marketing scenarios, as described in this ARTICLE 3.

       (a) EXISTING HOTELS: If Customer presently offers Voice Reservation Services or GDS Services to an Existing Hotel, Customer may provide the Private Label Services as well as the SPIRIT Multihost Services, and Customer shall pay TSG the charges set forth in ARTICLE 7 of this Agreement.

       (b)     POTENTIAL CLIENTS:
       (i) If Customer contracts with a Potential Client for both Voice Reservation Services and GDS Services, Customer may provide the Private Label Services as well as the SPIRIT Multihost Services. In such event, Customer shall pay TSG the charges set forth in ARTICLE 7 of this Agreement.

       (ii) If Customer contracts with a Potential Client for EITHER Voice Reservation Services OR GDS Services, Customer may provide the Private Label Services. In such event, Customer shall pay TSG the charges set forth in ARTICLE 7 of this Agreement. Customer may provide the SPIRIT Multihost Services, at a price per Net Reservation to be determined by TSG.

       (iii) If Customer contracts with a Potential Client for ONLY the SPIRIT Multihost Services, Customer may provide such SPIRIT Multihost Services. In such event, the price per Net Reservation shall be determined by TSG. Customer shall also


                                     vi.

       pay the Remote Database Access Services Charges as specified in
       ARTICLE 7.3 of this Agreement.

       (iv) The following table outlines the charge per Net Reservation that will be charged to Customer for a Potential Client, subject to the terms and conditions of this Agreement:

--------------------------------------------------------------------------------------------------------------
                           SERVICE                                        PRICE FOR TSR
            --------------------------------------------------------------------------------------------------
             PRIVATE LABEL
            -----------------                   PRIVATE LABEL                             SPIRIT MULTIHOST
 SCENARIO   VOICE      GDS    MULTIHOST             SERVICES                                  SERVICES
--------------------------------------------------------------------------------------------------------------
     A       No         No       No                      N/A                                    N/A


     B       YES        No       No       $[TEXT OMITTED -
                                            CONFIDENTIAL TREATMENT REQUESTED]                   N/A


     C       YES        YES      No       $[TEXT OMITTED -
                                            CONFIDENTIAL TREATMENT REQUESTED]                   N/A


     D       YES        YES      YES      $[TEXT OMITTED -                         $[TEXT OMITTED - CONFIDENTIAL
                                            CONFIDENTIAL TREATMENT REQUESTED]        TREATMENT REQUESTED]


     E       No         YES      No       $[TEXT OMITTED -
                                            CONFIDENTIAL TREATMENT REQUESTED]                   N/A


     F       No         YES      YES      $[TEXT OMITTED -
                                            CONFIDENTIAL TREATMENT REQUESTED]                $TBD by TSG


     G       No         No       YES                     N/A                                 $TBD by TSG


     H       YES        No       YES      $[TEXT OMITTED -
                                            CONFIDENTIAL TREATMENT REQUESTED]                $TBD by TSG
--------------------------------------------------------------------------------------------------------------

4. TSG agrees to hire a full time salesperson for multihost hotel reservation system marketing to Potential Clients. Customer, in its marketing efforts, may demonstrate SPIRIT, but may not give access to, disclose, or allow Potential Clients to evaluate SPIRIT, unless a nondisclosure agreement that is acceptable to TSG is executed between Customer and the Potential Client.

5. In the event that Customer provides the SPIRIT Multihost Services to Potential Clients under ARTICLE 3, Customer shall do so under the terms of this Agreement, unless otherwise agreed to by TSG, which agreement will not be unreasonably withheld. Such SPIRIT Multihost Services shall be subject to Potential Client's internal use only and subject to the restrictions contained in this Agreement regarding Customer's use of SPIRIT.


                                    vii.

6. The terms and conditions for the provision by Customer of the SPIRIT Multihost Services to any Potential Client shall be agreed to in writing between TSG and Customer as a work order to this Agreement, prior to communicating in writing to the Potential Client.

7. TSG will give Customer product pricing by January 31st of each year for products that can be multihosted other than SPIRIT (such as the Hyatt Software or the TSG hospitality-based software). The current price for Potential Clients is US$[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] per Net Reservation for SPIRIT Multihost Services, unless otherwise agreed to by TSG.
Implementation and development services would be performed by TSG at an additional charge on a time and materials basis, unless otherwise agreed in writing.

8. Each party will provide the other with quarterly marketing reviews and joint targeting plans for marketing of the Private Label Services during the upcoming quarter.

9. No royalties shall be given to either party for the marketing by the other of the Private Label Services. Customer may charge, in its discretion, any amount for the GDS Services and/or the Voice Reservation Services which are provided in conjunction with the SPIRIT Multihost Services as described above.


                                      viii.

                                    SCHEDULE 4.1

                                     EMPLOYEES


                  [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

                                    SCHEDULE 4.3

                                SPIRIT FUNCTIONALITY



               [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
















                                       x.

                [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
















                                      xi.

                [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]



NON-SPIRIT APPLICATIONS


HYATT SOFTWARE

RMS/DFI REVENUE MANAGEMENT FUNCTIONALITY: Revenue management application developed for Hyatt by DFI. TSG does not have any rights to market the application.

ENVISION GROUP SALES (NOW REFERRED TO AS RESERVE ENVISION-TM-): Group sales application for hotel chains and marketing organizations that have a central or regional sales force.

FUNCTION BOOK EVENT PLANNING: Application to manage meeting room inventory, plan and track catering events and generate forecasts at a property level. Fully integrated with the ENVISION application.

ENCORE PROPERTY MANAGEMENT SYSTEM:  Hyatt PMS that is not marketed by TSG.


                                    xii.

TSG SOFTWARE

HIRO REVENUE MANAGEMENT: UNIX based revenue management application developed by TSG for Holiday Inn. Installed/operated at a central location for hotel companies.

HARPS/HARPS PLUS REVENUE MANAGEMENT (NOW REFERRED TO AS RESERVE MAX-TM-):
PC-based revenue management application developed by TSG. Designed as a stand-alone, property-based application for forecasting and automating inventory controls.

REWARD FREQUENT GUEST (NOW REFERRED TO AS RESERVE REWARD-TM-): PC-based frequent guest application used to create and maintain customer loyalty by offering recognition awards and incentives. Tracks frequent guest accounts, manages bonuses and promotions, and performs marketing analysis on guest preferences.

CRSVIEW (NOW REFERRED TO AS RESERVE LINK-TM-): A distribution analysis system that distributes and monitors hotel information and helps to improve the data's presentation and accuracy.

QIK-ACCESS-TM-: A product line of PC-based software products that transform complicated transaction-based host environments into versatile, user-friendly systems by providing easily configurable user interfaces. The software helps deliver fast and efficient host entries, reduces costs, improves customer service, and customizes online information prompts.


                                       xiii.

                                   SCHEDULE 4.3.1

                                  EXISTING HOTELS




              [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]














                                       xiv.

                                   SCHEDULE 4.5.1

                     IMPLEMENTATION ROLES AND RESPONSIBILITIES

---------------------------------------------------------------------------------------------------------
               TSG                                          CUSTOMER
---------------------------------------------------------------------------------------------------------
  INITIAL ROLES & RESPONSIBILITIES             INITIAL ROLES & RESPONSIBILITIES
         (IMPLEMENTATION)                               (IMPLEMENTATION)
---------------------------------------------------------------------------------------------------------
 PROJECT MANAGEMENT:                              PROJECT MANAGEMENT:
---------------------------------------------------------------------------------------------------------
      Identify Scope of Project                      Maintain Internal Customer Project Plan
---------------------------------------------------------------------------------------------------------
      Create & Maintain Project Plan                 Coordinate Implementation Activities between
                                                  Customer and Existing Hotels
---------------------------------------------------------------------------------------------------------
      Coordinate Implementation                      Conduct Regular Status Meetings with the various
 Activities between Customer and TSG              Customer Groups involved in the Implementation
---------------------------------------------------------------------------------------------------------
      Conduct Weekly Internal Status                 Conduct Regular Status Meetings with the Existing
 Meetings with the various Groups                 identify/resolve any outstanding issues
---------------------------------------------------------------------------------------------------------
      Conduct Weekly Status Meetings
 with Customer to identify/resolve any
 outstanding issues
---------------------------------------------------------------------------------------------------------
 COMMUNICATIONS:                             COMMUNICATIONS:
---------------------------------------------------------------------------------------------------------
      Network:                                    Network:
---------------------------------------------------------------------------------------------------------
      Order, Install & Test Circuits
 between Customer's Reservations Office
 and TSG Data Center as required
---------------------------------------------------------------------------------------------------------
      Configure Network to receive
 Customer Res traffic
---------------------------------------------------------------------------------------------------------
      Verify Customer Network between
 Reservation Center and Properties are
 configured prior to cutover
---------------------------------------------------------------------------------------------------------
      Verify Network Connectivity
 between Existing Hotels & Customer
---------------------------------------------------------------------------------------------------------
      Verify Network Connectivity
 between Existing Hotels & TSG
---------------------------------------------------------------------------------------------------------
      Hardware:                                   Hardware:
---------------------------------------------------------------------------------------------------------
      Verify Customer Hardware                       Load SPIRIT software on workstations
 Compatibility with SPIRIT and make
 hardware recommendations
---------------------------------------------------------------------------------------------------------
      Verify Customer Hardware is
 compatible with SPIRIT
---------------------------------------------------------------------------------------------------------
      Coordinate Ordering, Shipment and
 Installation of Hardware, are required
---------------------------------------------------------------------------------------------------------
      Existing Hotel Connectivity:
           Obtain Sita IDs for Existing
 Hotels accessing
---------------------------------------------------------------------------------------------------------
              SPIRIT via Dial up
---------------------------------------------------------------------------------------------------------
           Create Dial up Diskettes for
 Existing Hotels accessing
---------------------------------------------------------------------------------------------------------
              SPIRIT via modem
---------------------------------------------------------------------------------------------------------
           Create Fax File for Existing
 Hotels receiving bookings via
---------------------------------------------------------------------------------------------------------
             fax machine
---------------------------------------------------------------------------------------------------------
 DATABASE CREATION:                               DATABASE CREATION:
---------------------------------------------------------------------------------------------------------
      Create Database for Existing                   Compile Data to Populate Databases for
 Hotels                                           all Existing Hotels
---------------------------------------------------------------------------------------------------------
      Test Databases for all Existing Hotels         Populate Databases for Existing Hotels
---------------------------------------------------------------------------------------------------------
      Activate Databases & turn over to              General Maintenance Section
 Customer for population
---------------------------------------------------------------------------------------------------------
                                                     Existing Hotel Maintenance Section
---------------------------------------------------------------------------------------------------------

                                                xv.

 APPLICATION TRAINING:                            APPLICATION TRAINING:
---------------------------------------------------------------------------------------------------------
      Customize Training Material                    Conduct Internal Training for Reservations Agents
---------------------------------------------------------------------------------------------------------
      Provide Training Material to                   Conduct Training for Existing Customer Hotels
---------------------------------------------------------------------------------------------------------
      Conduct Database Training
---------------------------------------------------------------------------------------------------------
      Conduct Train the Trainer
 Reservations Training
---------------------------------------------------------------------------------------------------------
      Assist with Client (Property)
 Training for [TEXT OMITTED - CONFIDENTIAL
      TREATMENT REQUESTED].
---------------------------------------------------------------------------------------------------------
      Train first and second level support           Train third level support
---------------------------------------------------------------------------------------------------------
 GNR CONVERSION/CUTOVER:                          GNR CONVERSION/CUTOVER:
---------------------------------------------------------------------------------------------------------
      Develop Automated GNR Conversion               Provide GNR tapes/data files to TSG for
 Program from Action                              conversion testing
---------------------------------------------------------------------------------------------------------
      Test GNR Conversion Program                    Determine Cutover Support to deploy at Customer &
                                                  Existing Hotel site
---------------------------------------------------------------------------------------------------------
      Determine GNR exception processing             Provide Support at Customer & Existing Hotel sites
---------------------------------------------------------------------------------------------------------
      Upload Customer GNRs (tape or data file)       Complete Database Requirements for Seamless
                                                  Connectivity and verify data is correct
---------------------------------------------------------------------------------------------------------
      Convert Customer GNRs
---------------------------------------------------------------------------------------------------------
      Process Exceptions to GNR conversion
---------------------------------------------------------------------------------------------------------
      Test GDS Connectivity (Type A & Type B traffic)
---------------------------------------------------------------------------------------------------------
      Coordinate Seamless Interface Connectivity
---------------------------------------------------------------------------------------------------------
         Test Seamless Interface (as available)
---------------------------------------------------------------------------------------------------------
      Determine Cutover Support (heads & locations)
---------------------------------------------------------------------------------------------------------
      Deploy Cutover support at TSG and Customer
---------------------------------------------------------------------------------------------------------

                                    SCHEDULE 4.6

                              ONGOING RESPONSIBILITIES

---------------------------------------------------------------------------------------------------------
               TSG                                               CUSTOMER
    ONGOING ROLES & RESPONSIBILITIES                 ONGOING ROLES & RESPONSIBILITIES
---------------------------------------------------------------------------------------------------------
 PROJECT MANAGEMENT:                              PROJECT MANAGEMENT:
   Provide Project Management for New Hotels         Coordinate Implementation Plan for New Hotel
                                                  Implementations
---------------------------------------------------------------------------------------------------------
 DATABASE CREATION:                               DATABASE CREATION:
---------------------------------------------------------------------------------------------------------
      Create, Test & Activate Databases              Compile Database Information for
 for New Hotels                                      each New Hotel
---------------------------------------------------------------------------------------------------------
                                                     Populate Database for each New Hotel
---------------------------------------------------------------------------------------------------------
 COMMUNICATIONS:
---------------------------------------------------------------------------------------------------------
      Hotel Connectivity:
---------------------------------------------------------------------------------------------------------
        Obtain Sita IDs for New Hotels accessing
 SPIRIT via Dial up
---------------------------------------------------------------------------------------------------------
        Create Dial up Diskettes for
 New Hotels accessing  SPIRIT via modem
---------------------------------------------------------------------------------------------------------
        Create Fax File for New Hotels
 receiving bookings via fax machine
---------------------------------------------------------------------------------------------------------
 TRAINING:                               TRAINING:
      Maintenance and updating of                 Update/Customize Training Materials, as needed
 standard SPIRIT Training Materials
---------------------------------------------------------------------------------------------------------
                                                 Train Customer Database Maintenance for each New Hotel
---------------------------------------------------------------------------------------------------------
                                                 Train Customer & Hotel Reservation Agents
---------------------------------------------------------------------------------------------------------
                                                 Setup Property Communication for Dial up hotels
---------------------------------------------------------------------------------------------------------
 GNR CONVERSION/CUTOVER:                          GNR CONVERSION/CUTOVER:
---------------------------------------------------------------------------------------------------------
      Modify & Test GNR Conversion Program*          Provide Cutover Support at New Hotel Locations
---------------------------------------------------------------------------------------------------------
      Third Level Support                            First and Second Level Support
---------------------------------------------------------------------------------------------------------
      Upload & Convert GNRs                          Provide GDS tape/data file to TSG for conversion
                                                  testing
---------------------------------------------------------------------------------------------------------
      Process Exception GNRs from GNR Conversion
---------------------------------------------------------------------------------------------------------
      Test GDS Connectivity (Type A and B Traffic)
---------------------------------------------------------------------------------------------------------
      Coordinate and Test Seamless Image Interface
---------------------------------------------------------------------------------------------------------
      Provide Cutover Support at TSG HDQ/TSG Data
 Center
---------------------------------------------------------------------------------------------------------
 ACCOUNT MANAGEMENT:                                 ACCOUNT MANAGEMENT:
      Identify & resolve any issues that may         Identify & resolve any issues that may arise with
 arise with Customer                              New Hotels
---------------------------------------------------------------------------------------------------------

* Conversion of records from any CRS other than ACTION and HDS will be billed as a New or Additional Service as defined in ARTICLE 7.4.

                                      xvii.

                                    SCHEDULE 6.8

                                      TRAINING

TRAINING MATERIALS: Training for the central reservation agents, administrative personnel and the properties is of critical importance. TSG will provide all of the training materials it uses to introduce employees to the SPIRIT system, and which are system-related, including keystroke procedures and function explanations. Materials for modifications made to the SPIRIT system will be provided by TSG as they are released. Training materials, including COMWARE for the following areas will be provided:

     -    Help Desk Reports

     -    Data Application

     -    Subject Matter Experts

     -    Reservation Application

     -    Database Administrators

     -    Agents


INITIAL SYSTEM FAMILIARIZATION: In order to become productive in terms of determining how best to implement and utilize SPIRIT, key users, administrators, trainers, and technical personnel need the benefit of in depth training. This process will also give Customer personnel the necessary skills to begin identifying areas where the application may need to be changed. TSG suggests that initial familiarization for this core group be divided into two sessions with a follow-on session devoted to train the trainer course development. (It is suggested that those responsible for user training go through all three training classes).


DATABASE MAINTENANCE: This course is designed to provide the participants with a background on how to take advantage of the flexibility of the SPIRIT database. Those attending the class will develop a complete understanding of how the system manages data and the various ways hotels may be represented. A complete overview of all the database maintenance, inventory, and rates functions are included as part of this class. These skills and information will be critical as Customer decides how SPIRIT will be implemented in its environment.

Initially, TSG will train up to eight (8) participants who will attend ten days of classes.


                                  xviii.

TRAINING DEVELOPMENT/TRAIN THE TRAINER: Working with an experienced SPIRIT trainer, participants will develop a comprehensive training program to familiarize the users with SPIRIT. These participants will become the trainers for Customer and be responsible for conducting all user training.

GENERAL APPLICATION TRAINING: With SPIRIT database skills as the foundation, general application training is more meaningful and much easier. Through the use of exercises, the participants will acquire the necessary skills to use the system for reservation processing and will then be able to identify necessary changes.

Initially, TSG will train up to eight participants who will attend five (5) days of classes. TSG will also provide one (1) week of training support for each Existing Hotel.


                                     xix.

                                    SCHEDULE 6.9

                                    MAINTENANCE

CHANGES IN TECHNICAL ENVIRONMENT

TSG shall make any and all changes to SPIRIT which may be required from time to time by changes or upgrades to the operating system, network infrastructure, hardware, or database, all as set forth below.

TECHNICAL SUPPORT

TSG shall make available its maintenance and development personnel as required to assist Customer in resolving problems and answering end user questions, and providing other technical support and assistance, all as set forth below.


                                 SPRS, PSRS AND SRS

- TSG will record and track all System Problem Reports ("SPRS"), Preliminary Service Requests ("PSRS") and Service Requests ("SRS"), and will report on the status monthly.

- TSG and Customer will agree on formal notification and escalation procedures.


     SPRS

- LEVEL 1 ERRORS - System is either inaccessible, incapable of being put into productive use, or operates but has severely impaired functionality and/or performance. These problems have the highest priority for correction and are immediately assigned to the appropriate resource(s) for correction.
     TSG will contact Customer upon correction of the problem. This type of critical application problem will be classified as Level 1. TSG will commence work on a correction immediately and will propose its resolution for fixing such Level 1 errors within two (2) hours of receipt of notice from Customer of the nature of such Level 1 Error.

- LEVEL 2 ERRORS - If a problem does not prevent the productive use of SPIRIT, but impacts business functions which are not related to revenue or immediate customer service (i.e. inability to access the reports database, brochure delivery down, reports/archive not being updated or queues purged, issues within database maintenance), the problem will be classified as a Level 2 Error. TSG will respond to the report of a Level 2 Error no later than the next business day.

-    LEVEL 3 ERRORS - If the reported problem does not indicate that the SPIRIT


                                      xx.

     application has failed to operate according to specifications, it will be classified as a Level 3 Error. These problems will be forwarded to the Product Manager who will determine if it is a system problem or is functioning as designed. If it is a system problem, the correction will be prioritized and the fix will be performed through either a generic enhancement release or as an interim correction. Level 3 Errors include but are not limited to system bugs which do not impact system usability and can be worked around. These problems would be resolved with either the next release or earlier (as determined by TSG development).

- BASIC LEVEL SUPPORT - will be provided by TSG 24 hours a day, 7 days a week (including holidays). All calls will be logged by TSG's Customer Service department. All other problems identified as not impacting normal system operations will be forwarded to a business manager who will determine if it is a system problem or is functioning as designed. If it is a system problem, the correction will be prioritized and the fix will be performed through either a generic enhancement release or as an interim correction.

     SRS AND PSRS

- When requests for programming services are made, TSG will respond within ten (10) business days with a Preliminary Service Request, containing a project scope categorization according to the following three categories:

          -    Small:  Less than 300 hours
          -    Medium:  Between 300 and 1,000 hours
          -    Large:  More than 1,000 hours

     Project scopes will include an estimate of the number of hours which may be required to develop a Service Request. When Customer approves project scope, TSG will proceed with a detailed project plan for the SR, to be performed on a time and materials basis. TSG will start project work within thirty (30) days of Customer's approval of the project scope, and will be based upon the prioritization of the work and the development already in progress and/or scheduled.

- TSG and Customer will develop an escalation table that clearly outlines the responsible party for specific problems, including telephone and fax numbers and a priority scale.


                                    xxi.

                                  SCHEDULE 6.10.1

                                SPIRIT ENHANCEMENTS



                 [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
















                                       xxii.

                 [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]




















                                         xxii.

                 [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]



















                                        xxiv.

                 [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]



















                                           xxv.

                 [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]






















                                     xxvi.

                 [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]























                                        xxvii.